Exhibit 10.13

LEASE

[San Diego Science Center / Genelux Corporation]

THIS LEASE (“Lease”) is dated for reference purposes only August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

1. Lease Premises.

1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord during the term of this Lease, on the terms and conditions set forth herein, those certain premises (“Premises”) consisting of approximately 2,973 square feet of Rentable Area in the building (the “Building”) at 3030 Bunker Hill Street, San Diego, California, on real property legally described on Exhibit A attached hereto and incorporated herein by this reference. The Premises consist of approximately 2,973 square feet of Rentable Area on the third floor of the Building. The Building consists of approximately 105,500 square feet of Rentable Area. The Building, the real property upon which the Building is located, and all landscaping, parking facilities, and other improvements and appurtenances related thereto are hereinafter collectively referred to as the “Project.” The site plan for the Project is attached hereto as Exhibit B, and the Premises are outlined on Exhibit C. All portions of the Project which are for the non-exclusive use of tenants of the Project, including without limitation interior entrance ways, lobbies, corridors, stairwells, elevators, equipment rooms, and rest rooms, and exterior roadways, driveways, sidewalks, parking areas, and landscaped areas, are hereinafter referred to as “Common Areas.”

2. Basic Lease Provisions.

2.1 For convenience of the parties, certain basic provisions of this Lease are set forth herein, which provisions are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

2.1.1	Rentable Area of the Premises:

Approximately 2,973 square feet.

2.1.2	Basic Annual Rent:

$87,406.20 ($2.45 per square foot per month for 2,973 square feet of Rentable Area, subject to adjustment pursuant to Sections 6.1 and 8.3)

2.1.3	Monthly Installment of Basic Annual Rent:

$7,283.85 ($2.45 per square foot per month for 2,973 square feet of Rentable Area, subject to adjustment pursuant to Sections 6.1 and 8.3)

2.1.4	Tenant’s Pro Rata Share: 2.82% of the Project (subject adjustment pursuant to Section 8.3)

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2.1.5	(a) Estimated Term Commencement Date:

         September 15, 2002

(b)     Term Expiration Date: Two (2) years from actual Term Commencement Date

2.1.6	Security Deposit: Cash in the amount of $14,567.70

2.1.7	Permitted Use: Uses permitted in Section 10.1

2.1.8	Address for Rent Payment and Notices to Landlord:

San Diego Science Center LLC

c/o Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

Address for Notices to Tenant Prior to Occupancy:

A. Douglas Will

Genelux Corporation

P.O. Box ####

Mammoth Lakes, CA 93546

Address for Notices to Tenant After Occupancy:

A. Douglas Will

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, CA 92109

2.1.9	(a) Landlord’s Broker:

Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

(b)     Tenant’s Broker:

Phase 3 Properties, Inc.

8910 University Center Lane, Suite 265

San Diego, CA 92122

2.2	The following exhibits are attached hereto and incorporated herein by this reference:

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Exhibit A	Legal Description of Real Property
Exhibit B	Site Plan of the Project
Exhibit C	Outline of the Premises
Exhibit D	Acknowledgment of Term Commencement Date
Exhibit E	Schematic Showing Tenant Improvements
Exhibit F	Architectural Drawings of Tenant Improvements
Exhibit G	Rules and Regulations
Exhibit H	Services to be Provided by Landlord
Exhibit I	Fitness Center Waiver of Liability
Exhibit J	Approved Contractors
Schedule 1	List of Removable Property (Section 17.7)

3. Term.

3.1 This Lease shall take effect upon the last date of execution hereof by each of the parties hereto, and each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the last date of execution hereof by each of the parties hereto.

3.2 The term of this Lease will be the period from the date Landlord tenders possession of the Premises to Tenant with the Tenant Improvements Substantially Complete (“Term Commencement Date”), through the Term Expiration Date set forth in Section 2.1.5(b), subject to earlier termination of this Lease as provided herein. Landlord and Tenant shall execute a written acknowledgment of the Term Commencement Date and the Term Expiration Date when such are established in substantially the form attached hereto as Exhibit D and attach it to this Lease as Exhibit D-1; however, failure to execute and deliver such acknowledgment shall not affect Tenant’s liability hereunder.

3.3 The term “Tenant Improvements” shall mean the improvements within the Premises for Tenant’s use and occupancy as shown on the schematic attached hereto as Exhibit E and the architectural drawings listed on Exhibit F. As used herein, the terms “Substantially Complete”, “Substantially Completed”, and “Substantial Completion” shall mean the later of the date (i) the City of San Diego has issued an interim or final right to occupy the Premises, and (ii) Landlord has substantially completed construction of the Tenant Improvements in accordance with Exhibit E and Exhibit F as certified by Landlord’s architect, including (a) the mechanical, electrical, plumbing and other building systems which serve the Premises are in good working order, (b) the lighting, ceiling tiles, and window coverings within the Premises are in good working order, (c) all debris and clutter has been removed from the Premises, (d) exterior windows of the Premises are washed inside and out, (e) lobbies, corridors, stairwells and elevators serving the Premises are substantially complete and in good working order, and (f) the Premises are in compliance with Landlord’s warranties set forth in Section 14.2; provided, however, Tenant understands that construction of tenant improvements for other tenants of the Building will be ongoing at the time of Substantial Completion of the Tenant Improvements. “Substantial Completion” is not dependent upon receipt of a formal certificate of occupancy or completion of typical punch-list items which do not materially interfere with Tenant’s use or occupancy of the Premises. In no event shall “Substantial Completion” be later than the date Tenant actually commences the conduct of its business on the Premises.

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3.4 The Term Commencement Date shall be accelerated from the day it would otherwise have occurred pursuant to Sections 3.2 and 3.3 one day for each one day of delay caused by a Tenant Delay. The term “Tenant Delay” as used in this Lease shall mean any delay in the completion of the Tenant Improvements which is due to any act or omission of Tenant or its agents or contractors, whether willful, negligent or otherwise. The term “Tenant Delay” shall include, but shall not be limited to, (i) any delay in the giving of authorizations or approvals by Tenant, within the time frames specified in this Lease; (2) any delay attributable to the acts or failures to act, whether willful, negligent or otherwise, of Tenant, or of its agents or contractors, where such acts or failures to act delay the completion of the Tenant Improvements; and (3) any delay in the installation or start up of Tenant’s equipment which leads to a delay in receipt of a right to occupy from the City of San Diego.

4. Construction and Possession.

4.1 Landlord shall construct the Tenant Improvements in conformity with the schematic attached hereto as Exhibit E and the architectural drawings listed at Exhibit F at its cost and at no cost to Tenant. The cost of the Tenant Improvements shall include design, permitting and out-of-pocket construction costs of the Tenant Improvements, including but not limited to architectural and engineering fees, costs of processing and obtaining permits from the City of San Diego and any other governmental entity with jurisdiction over the Premises, water and sewer connection charges and other expenses related thereto. Notwithstanding the forgoing, Tenant shall pay all costs of Tenant Improvements which are due to change orders to Exhibit E or Exhibit F requested by Tenant and approved by Landlord, or improvements requested by Tenant and approved by Landlord which are not included in Exhibit E or Exhibit F.

4.2 Landlord shall use good faith, diligent efforts to tender possession of the Premises with the Tenant Improvements Substantially Complete to Tenant on the estimated Term Commencement Date as set forth in Section 2.1.5(a). Tenant agrees that in the event Landlord fails to tender possession of the Premises with the Tenant Improvements Substantially Complete to Tenant on or before the estimated Term Commencement Date, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and Tenant expressly waives any right to terminate this Lease because of delays in completion of Tenant Improvements. In no event, however, shall Tenant’s obligation to pay Basic Annual Rent, Operating Expenses, and any other amounts under this Lease commence until the actual Term Commencement Date. Notwithstanding the foregoing, in the event Landlord fails to tender possession of the Premises to Tenant with the Tenant Improvements Substantially Complete on or before six (6) months after the estimated Term Commencement Date as set forth in Section 2.1.5(a), Tenant shall have the right to terminate this Lease by giving written notice to Landlord within ten (10) days thereafter, in which event Landlord shall return to Tenant all amounts previously deposited with Landlord.

4.3 Prior to entry by Tenant onto the Premises before the Term Commencement Date, for installing fixtures, placement of personal property, or any other purpose, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 21 are in effect. Entry by Tenant onto the Premises prior to the Term Commencement Date for such purposes shall be subject to all of the terms and conditions of this Lease other than the payment of Basic Annual Rent and Operating Expenses, shall not interfere with the performance by Landlord or Landlord’s

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contractor with construction of the Tenant Improvements, shall be limited to the last ten (10) days prior to the estimated Substantial Completion of the Premises, and shall be made only with the advance written consent of Landlord, which consent shall not be unreasonably withheld. In the event of entry by Tenant or its agents onto the Premises prior to the Term Commencement Date, Tenant agrees to indemnify, protect, defend and hold harmless Landlord and its contractors and agents from any and all loss or damage to property, completed work, fixtures, equipment, materials or merchandise, or from liability for death of or injury to any person arising from Tenant’s entry onto the Premises, except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or contractors.

5. Rent.

5.1 Tenant agrees to pay Landlord as Basic Annual Rent for the Premises the sum set forth in Section 2.1.2, subject to adjustment as set forth in Section 6.1 and 8.3, in the equal monthly installments set forth in Section 2.1.3, subject to adjustment as set forth in Sections 6.1 and 8.3, each in advance on the Term Commencement Date and on the first day of each and every calendar month thereafter during the term of this Lease.

5.2 In addition to Basic Annual Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”), at the times hereinafter specified in this Lease (i) Tenant’s Pro Rata Share (as defined in Section 7.4(a) and as set forth in Section 2.1.4, subject to adjustment pursuant to Section 8.3) of Operating Expenses as provided in Article 7 and (ii) all other amounts that Tenant assumes or agrees to pay under the provisions of this Lease, including but not limited to any and all other sums that may become due by reason of any default of Tenant under this Lease or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant.

5.3 Basic Annual Rent and Additional Rent shall together be denominated “Rent.” Except as expressly set forth in this Lease, Rent shall be paid to Landlord, without notice, demand, abatement, suspension, deduction, setoff, counterclaim, or defense, in lawful money of the United States of America, at the office of Landlord as set forth in Section 2.1.8 or to such other person or at such other place as Landlord may from time to time designate in writing.

5.4 In the event the term of this Lease commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then current rate for such fractional month prior to the commencement of the partial month.

6. Rental Adjustments.

6.1 The Basic Annual Rent then in effect (and as previously increased pursuant to this Section 6.1) shall be increased each year by three percent (3%) on each annual anniversary of the Term Commencement Date for so long as this Lease continues in effect.

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7. Operating Expenses.

7.1 As used herein, the term “Operating Expenses” shall include:

(a) Government impositions including, without limitation, real and personal property taxes and assessments (but excluding personal property taxes and assessments of other tenants of the Project) levied upon the Project or any part thereof; amounts due under any improvement bond upon the Project and assessments levied in lieu thereof (except to the extent they represent costs related to the initial construction of the Project); any tax on or measured by gross rentals received from the rental of space in the Project or tax based on the square footage of the Building to the extent such tax is in lieu of or in the nature of a property tax (not an income tax, but a tax based on revenue in the nature of a property tax if imposed in the future); and any utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof promulgated by, any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building or Project, and any expenses, including the cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes not to exceed the amount of any such reduction, less tax refunds obtained as a result of an application for review thereof.

(b) Except as set forth in Section 7.2 below, all other costs paid or incurred by Landlord which, in accordance with accepted principles of sound accounting practice as applied to the operation and maintenance of first class buildings, are properly chargeable to the maintenance and operation of the Project including, by way of examples and not as a limitation upon the generality of the foregoing, costs of (i) maintenance, repairs and replacements to improvements within the Project as appropriate to maintain the Project in first class condition; (ii) utilities furnished to the Project (except those utilities which are separately metered and paid by individual tenants); (iii) sewer fees; (iv) trash collection; (v) cleaning (including windows); (vi) maintenance of landscape and grounds; (vii) maintenance of drives and parking areas, including periodic resurfacing; (viii) reasonable and customary security services; (ix) maintenance, repair, and replacement of reasonable and customary security devices; (x) building supplies; (xi) maintenance, repair, and replacement of equipment utilized for operation and maintenance of the Project; (xii) costs of maintenance, repairs and replacements of mechanical, electrical, plumbing, sprinkler, and other systems of the Project; (xiii) insurance premiums; (xiv) portions of insured losses deductible by reason of insurance policy terms (insurance deductibles); (xv) periodic review of Hazardous Material Inventories (as defined in Section 39.6) to confirm compliance with applicable building and fire code requirements; (xvi) service contracts for work of a nature before referenced; (xvii) costs of services of independent contractors retained to do work of a nature before referenced at reasonable and customary rates; (xviii) costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project at reasonable and customary rates; and (xviii) reasonable costs of management services equal to four percent (4%) of the Basic Annual Rent; provided, however, that any costs for repairs or replacements which would be deemed of a “capital” nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines,

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and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant’s share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term.

7.2 Notwithstanding the foregoing, Tenant shall not be responsible for the payment of the following costs and expenses:

(a) costs incurred for the construction of the Project (including the current renovation of the Project into a biotech facility);

(b) costs incurred for the repair, maintenance or replacement of the structural components of the footings, foundation, ground floor slab, and load bearing walls of the Building (but excluding painting and ordinary maintenance and repair of exterior surfaces, which are Operating Expenses under Section 7.1(b));

(c) costs recovered under any construction or materials warranty procured by Landlord, pursuant to Section 14.4 or otherwise, to the extent paid pursuant to the warranty;

(d) costs incurred to correct any defects in design, materials or construction of the Project;

(e) costs, expenses and penalties (including without limitation attorneys’ fees) incurred as a result of the use, storage, removal or remediation of any toxic or hazardous substances or other environmental contamination not caused by Tenant or its employees, contractors, agents, representatives, or invitees;

(f) interest, principal, points and other fees on debt or amortization of any debt secured in whole or part by all or any portion of the Project (provided that interest upon a government assessment or improvement bond payable in installments is an Operating Expense under Section 7.1(a));

(g) costs incurred in connection with the financing, sale or acquisition of the Project or any portion thereof;

(h) costs, expenses, and penalties (including without limitation attorneys’ fees) incurred due to the violation by landlord of any underlying deed of trust or mortgage affecting the Project or any portion thereof;

(i) depreciation and amortization of any type (provided this exclusion is not intended to delete from Operating Expenses actual costs of maintenance, repairs and replacements which are otherwise included within Operating Expenses);

(j) any costs incurred as a result of Landlord’s violation of any statute, ordinance or other source of applicable law, or breach of contract or tort liability to any other

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party, including without limitation, any unrelated third party, or Landlord’s employees, contractors, agents or representatives;

(k) costs incurred in leasing or procuring tenants (including, without limitation, lease commissions, advertising expenses, attorneys’ fees and expenses of renovating space for tenants);

(l) advertising, marketing, media and promotional expenditures regarding the Project and costs of signs identifying the owner, lender or any contractor thereof;

(m) any wages, fees, salaries or other compensation of the executive employees or principals of Landlord;

(n) any rentals and related expenses incurred in leasing equipment which may be classified as capital expenditures under generally accepted accounting principles; provided, however, leasing and other expenses of the deionized water system will be included in Operating Expenses.

(o) any net income, franchise, capital stock, estate or inheritance taxes or taxes which are the personal obligation of Landlord or of another tenant of the Project;

(p) expenses which relate to preparation of rental space for other occupants of the Project, including without limitation building, license and inspection costs, incurred with respect to the installation of improvements made for other occupants of the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant tenant space in the Project for other occupants in the Project.

(q) legal expenses arising out of the initial construction of the Project or any Tenant Improvements or for the enforcement of the provisions of any tenant leases other than this Lease;

(r) the cost of any work or service performed for or facilities furnished to another occupant of the Project at such occupant’s cost;

(s) any interest or penalties imposed upon Landlord by any taxing authority for late payment or otherwise;

(t) any other expense otherwise chargeable as part of the cost of operation and maintenance but which is not of general benefit to the Project but is primarily for the benefit of one or more specific tenants;

(u) Landlord’s charitable or political contributions;

(v) the amount of any payments to subsidiaries and affiliates of Landlord for services to the Project or for supplies or other materials to the extent that the cost of

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such services, supplies or materials exceeds the cost which would have been paid had the services, supplies or materials been provided by unaffiliated parties on a competitive basis (provided, however, any fee for management services paid to an affiliate of Landlord shall be in the amount set forth in Section 7.1[b]); and

(w) electric power or other utility costs for which Tenant directly contracts with a public service company.

7.3 Tenant shall pay to Landlord on the first day of each calendar month of the term of this lease, as Additional Rent, Landlord’s good faith estimate of Tenant’s Pro Rata Share (as set forth in 2.1.4) of Operating Expenses with respect to the Project for such month.

(a) ”Tenant’s Pro Rata Share” under this Lease shall mean the percentage set forth in Section 2.1.4 (subject to adjustment pursuant to Section 8.3), determined by dividing the Rentable Area of the Premises by the total Rentable Area of the Project.

(b) Within sixty (60) days after the conclusion of each calendar year, Landlord shall furnish to Tenant in writing a statement (the “Annual Operating Expense Statement”) showing in reasonable detail the actual Operating Expenses and Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year. Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days of Tenant’s receipt of such statement. If the amounts paid by Tenant pursuant to this Section 7.3 exceed Tenant’s Pro Rata Share of Operating Expenses for the previous calendar year, the difference shall be credited by Landlord against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany said statement with payment for the amount of such difference.

(c) Any amount due under this Section 7.3 for any period which is less than a full month shall be prorated for such fractional month.

(d) Notwithstanding this Section 7.3, Operating Expenses which can fairly and reasonably be allocated to one or more tenants of the Project shall be so allocated, and shall be separately scheduled on the Annual Operating Expense Statement.

7.5 Tenant shall have the right, at Tenant’s expense, upon reasonable notice during reasonable business hours, to review that portion of Landlord’s books, records, invoices, and other data which are relevant to preparation of the Annual Operating Expense Statement provided any request for such review shall be furnished within one hundred eighty (180) days after Tenant’s receipt of such statement as to a prior year’s Operating Expenses. If the amount of Operating Expenses relating to the Premises identified on such annual statement is found to exceed the actual Operating Expenses of the Premises, Landlord shall, within twenty (20) days after Tenant’s request therefor, refund to Tenant the amount of overpayment by Tenant. In addition, if such review reveals that the Operating Expenses paid by Tenant in any year exceed one hundred five percent (105%) of the actual Operating Expenses which should have been paid by Tenant in such year, Landlord shall reimburse Tenant for the reasonable cost of such review. In all other cases, Tenant shall pay for the reasonable cost of the review.

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7.6 Operating Expenses for the calendar year in which Tenant’s obligation to pay them commences and in the calendar year in which such obligation ceases shall be prorated. Expenses such as taxes, assessments and insurance premiums which are incurred for an extended time period shall be prorated based upon time periods to which applicable so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to pay Operating Expenses.

8. Rentable Area.

8.1 The Rentable Area of the Project is determined by making separate calculations of the Rentable Area of each floor of the Building, and totaling the Rentable Area of each floor within the Building. The Rentable Area of a floor is calculated by measuring to the outside finished surface of each permanent outer building wall where the wall intersects or joins the floor, or where it would have intersected the floor except for recessed entryways, windows and the like (also known as the “drip line”, measured from where the outside finished surface of the second floor wall intersects the roof). The full area calculated as set forth above is included as Rentable Area of the Project without deduction for (i) columns and projections, (ii) vertical penetrations such as stairwells, elevator shafts, flues, pipe shafts, vertical ducts, atriums, and the like, or their enclosing walls corridors, (iii) entrance ways, lobbies, corridors, equipment rooms, and rest rooms, and the like, or their enclosing walls, or (iv) any other unusable area of any nature.

8.2 The term “Rentable Area” when applied to Tenant is the area to be occupied exclusively by Tenant plus a pro rata allocation of Rentable Area within the Project which is not then utilized or expected to be utilized exclusively by Tenant or other tenants of the Project, including but not limited to the portions of the Building devoted to columns, projections, vertical penetrations, entrance ways, lobbies, corridors, equipment rooms, rest rooms, lunch rooms, conference rooms, library, and fitness center. If the Premises are separated from space occupied by another tenant, the Rentable Area shall be measured to the center of any interior demising walls.

8.3 The Rentable Area as set forth in Section 2.1.1 is an estimate of the area which constitutes the Rentable Area of the Premises, which, at the request of either Landlord or Tenant made within ninety (90) days after the Term Commencement Date, shall be adjusted in accordance with measurement and certification of the Project architect. If the Rentable Area as determined hereunder is more or less than the Rentable Area set forth in Section 2.1.1, Basic Annual Rent, monthly installments of Basic Annual Rent, and Tenant’s Pro Rata Share of Operating Expenses shall be adjusted upward or downward, as the case may be, based on the actual Rentable Area of the Premises.

9. Security Deposit.

9.1 Concurrently with the execution of this Lease, Tenant shall deposit with Landlord a cash in the amount set forth in Section 2.1.6, to be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term and any extension term hereof. If Tenant

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defaults with respect to any provision of this Lease, including but not limited to any provision relating to the payment of Rent, and subject to any notice requirements and cure periods for Tenant’s benefit set forth in Article 24, Landlord may (but shall not be required to) draw from the security deposit the amount required to cure the default, and to use, apply or retain the security deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. The security deposit shall not be deemed to be held by Landlord in trust, need not be segregated from other fluids of Landlord, and shall not bear interest. Landlord is hereby granted a security interest in the security deposit pursuant to the provisions of the California Commercial Code, which security interest shall be perfected by Landlord taking possession of the security deposit.

9.2 In the event Landlord applies any portion of the security deposit in accordance with the terms of this Lease, Tenant shall within ten (10) days after another request therefor replenish the security deposit to the full amount set forth above.

9.3 The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord’s mortgage lender which is a beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of this Lease.

9.4 In the event of bankruptcy or other debtor/creditor proceedings against Tenant, the security deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

9.5 Landlord shall deliver the security deposit to any purchaser of Landlord’s interest in the Premises, and thereupon Landlord shall be discharged from any further liability with respect thereto provided that such purchaser has agreed to assume in writing the obligations of Landlord hereunder. This provision shall also apply to any subsequent transfers.

9.6 The security deposit shall be returned to Tenant within thirty (30) days following the later of the expiration of the Lease or the date Tenant fully vacates the Premises, except for amounts which are needed by Landlord to cure any default by Tenant.

10.	Use.

10.1 Tenant may use the Premises only for laboratory research and development and related administrative, office and other ancillary uses as permitted by (i) the applicable zone under the City of San Diego Land Development Code, (ii) any other laws, regulations, ordinances, and permits applicable to the Project, and (iii) all covenants, conditions and restrictions recorded against the property, and shall not use the Premises, or permit or suffer the Premises to be used for any other purpose without the prior written consent of Landlord.

10.2 Tenant shall conduct its business operations and use the Premises in compliance with all federal, state, and local laws, regulations, ordinances, requirements, permits and approvals applicable to the Premises. Tenant shall not use or occupy the Premises in violation of any law or regulation or the certificate of occupancy issued for the Building, and

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shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to Tenant’s particular use or occupation thereof. Tenant shall not be deemed to be in default of the foregoing obligation if it has the right to appeal such directive and Tenant prosecutes such appeal in a timely fashion and in a manner that does not impose or threaten to impose any lien, charge or other obligation on Landlord or any portion of the Project.

10.3 Tenant shall not do or permit to be done anything which will invalidate or increase the cost (unless Tenant agrees to pay such increased cost) of any fire, extended coverage or any other insurance policy covering the Premises, or which will make such insurance coverage unavailable on commercially reasonable terms and conditions, and shall comply with all rules, orders, regulations and requirements of the insurers of the Premises.

10.4 Subject to the warranty of Landlord in Section 14.3, Tenant shall cause the Premises to comply with the Americans with Disabilities Act of 1990 (“ADA”), and the regulations promulgated thereunder, as amended from time to time. All responsibility for compliance with the ADA relating to the Premises and the activities conducted by Tenant within the Premises after the Term Commencement Date shall be exclusively that of Tenant and not of Landlord, including any duty to make capital improvements, alterations, repairs and replacements to the Premises; provided, however, (i) Landlord shall be responsible for compliance with the ADA to the extent of a violation of Landlord’s warranty in Section 14.3; (ii) Landlord shall make all improvements outside of the Premises required for compliance with the ADA (with only the amortized costs of capital improvements payable by Tenant as an Operating Expense under Section 7.1(b)); and (iii) neither Tenant nor Landlord shall be required to make capital improvements, alterations, repairs or replacements to comply with the ADA unless and until required to do so by order of a government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order. Any alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with Article 17; provided, that Landlord’s consent to such alterations shall not constitute either Landlord’s assumption, in whole or in part, of Tenant’s responsibility for compliance with the ADA, or representation or confirmation by Landlord that such alterations comply with the provisions of the ADA.

10.5 Tenant may install signage on and about the Premises to the extent permitted by, and in conformity with, applicable provisions of the City of San Diego Sign Ordinance, and to the extent approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant acknowledges that it understands that other tenants will occupy space in the Project, and that the maximum allowable signage is to be shared among all of the tenants on a fair and reasonable basis. Tenant further acknowledges it is familiar with the restrictions of the City of San Diego Sign Ordinance, and is not relying on any representations or warranty of Landlord regarding the number, size or location of any signage. Notwithstanding the foregoing, subject to Landlord’s reasonable approval and all applicable laws, Tenant shall be

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entitled to display at least one exterior sign identifying Tenant near the entrance to the Building. The expense of design, permits, purchase and installation of any signs shall be the responsibility of Tenant and the cost thereof shall be borne by Tenant. At the termination of the Lease, all signs shall be the property of Tenant and may be removed from the Premises by Tenant, subject to the provisions of Article 36.

10.6 No equipment shall be placed at a location within the Building other than a location designed to carry the load of the equipment. Equipment weighing in excess of floor loading capacity shall not be placed in the Building.

10.7 Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance or waste in, on, or about the Premises.

10.8 Landlord shall provide services to the Project described on Exhibit H attached hereto, subject to reimbursement by Tenant as Operating Expenses pursuant to Section 7.1(b).

11. Brokers.

11.1 Landlord and Tenant represent and warrant one to the other that there have been no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than the brokers set forth in Section 2.1.9, whose commission(s) shall be paid by Landlord. Each shall indemnify, defend, protect, and hold harmless the other from any claim of any other broker as a result of any act or agreement of the indemnitor.

11.2 To the best of Tenant’s knowledge, without investigation or inquiry, Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease other than as contained in this Lease.

12. Holding Over.

12.1 If, with Landlord’s express written consent, Tenant holds possession of all or any part of the Premises after the expiration or earlier termination of this Lease, Tenant shall be deemed a tenant from month to month upon the date of such expiration or earlier termination, and in such case Tenant shall continue to pay in accordance with Article 5 the Basic Annual Rent as adjusted in accordance with Article 6, together with Operating Expenses in accordance with Article 7 and other Additional Rent as may be payable by Tenant, and such month-to-month tenancy shall be subject to every other term, covenant and condition contained herein.

12.2 If Tenant remains in possession of all or any portion of the Premises after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance upon the terms of this Lease except that monthly rental shall be equal to one hundred fifty percent (150%) of the Monthly Installment of Basic Annual Rent in effect during the immediately preceding calendar month.

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12.3 Acceptance by Landlord of Rent after such expiration or earlier termination shall not result in a renewal or reinstatement of this Lease.

12.4 The foregoing provisions of this Article 12 are in addition to and do not affect Landlord’s right to re-entry or any other rights of Landlord under Article 24 or elsewhere in this Lease or as otherwise provided by law.

13. Taxes on Tenant’s Property

13.1 Tenant shall pay not less than ten (10) days before delinquency taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. Tenant shall not be responsible for taxes levied against any personal property or trade fixtures of other tenants.

13.2 If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Project is increased by the inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord after written notice to Tenant pays the taxes based upon such increase in the assessed value, then Tenant shall, within thirty (30) days of receipt of satisfactory evidence of such tax increase, repay to Landlord the taxes so levied against Landlord.

13.3 If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements in other spaces in the Project are assessed, then the real property taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property to Tenant and shall be governed by the provisions of Section 13.2 above. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants of Landlord shall not be included in the Operating Expenses defined in Section 7, but shall be treated, as to such other tenants, as provided in this Section 13.3, and shall be allocated to such other tenants. If the records of the county assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements or alterations are assessed at a higher valuation than improvements in other spaces in the Project, such records shall be binding on both Landlord and Tenant.

13.4 To the extent Tenant fails to make any payment required by this Article 13 and Landlord does so on Tenant’s behalf, after notice to Tenant and opportunity for Tenant to make such payment, Tenant shall reimburse Landlord for the cost thereof pursuant to the provisions of Sections 7.1 and 24.3.

14. Condition of Premises.

14.1 Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, with respect to the condition of the

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Premises or to the Project, except as set forth herein, or with respect to their suitability for the conduct of Tenant’s business.

14.2 Landlord warrants to Tenant that the Tenant Improvements will be built in a good and workmanlike manner and in compliance with Exhibit E and Exhibit F, and all applicable building code requirements, laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau; that the mechanical, electrical, plumbing and other building systems will be in good working order at the commencement of the term; and that the Project and the Tenant Improvements will be free of patent and latent defects in design, materials and construction. Promptly after notice from Tenant, Landlord shall correct any defect in the Project or the Tenant Improvements in violation of the foregoing warranty which interferes with Tenant’s use or occupancy of the Premises.

14.3 Landlord warrants to Tenant that the Project and the Tenant Improvements, at the time of initial completion, will be in compliance with ADA and the regulations promulgated thereunder; provided, however, nothing in this Lease shall be construed to require Landlord to make improvements, alterations, repairs or replacements to comply with ADA unless and until required to do so by order of any government entity or court of law exercising proper jurisdiction with regard thereto, subject to any right to appeal or otherwise contest any such order.

15. Common Areas and Parking Facilities.

15.1 Tenant shall have the nonexclusive right, in common with others, to use the Common Areas, subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit G together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord (the “Rules and Regulations”); provided, however, that such rules and regulations do not unreasonably interfere with Tenant’s use and enjoyment of the Premises and Common Areas. Without limiting the generality of the foregoing, Tenant may allow its employees the nonexclusive right, in common with employees of other tenants in the Building, to use the fitness facilities and equipment, provided that Tenant ensures that each employee before using the fitness facilities and equipment has executed and delivered to Landlord a waiver of liability (the “Fitness Center Waiver of Liability”) in the form attached hereto as Exhibit I.

15.2 Tenant shall not place any storage facilities or water systems, mechanical equipment, emergency generators or other facilities or property on the surface parking area or otherwise outside of the Premises without the express written consent of Landlord, and any space used for such facilities shall be deducted from Tenant’s Pro Rata Share of parking described below.

15.3 As an appurtenance to the Premises, Tenant, and its employees and invitees, shall be entitled to use without charge three (3) parking spaces (which includes a prorata share of visitor and handicap parking spaces) for each 1,000 square feet of usable area of the

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Premises in common with other tenants of the Project. The Project shall have at least three (3) parking spaces for each 1,000 square feet of usable area of the entire Project. The term “usable area” as used herein refers not to the Rentable Area of the Premises, but to the area actually occupied by Tenant.

16. Utilities and Services.

16.1 Tenant shall pay for all water, gas, electricity, telephone, cable, and other utilities which may be furnished to the Premises during the term of this Lease, together with any taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay Tenant’s Pro Rata Share of the costs thereof as an Operating Expense unless Landlord has installed separate meters or measuring devices for the determination of Tenant’s actual use of such utility service. Utilities and services provided to the Premises which are separately metered shall be paid by Tenant directly to the supplier of such utility or service, and Tenant shall pay for such utilities and services prior to delinquency during the term of this Lease. In the event one tenant of the Project is using a disproportionate amount of any utility that is not separately metered, Landlord shall allocate an equitable portion of such utility cost directly to such tenant. The primary measurement for metering usage will be based upon the cubic feet per minute of air supplied to the premises.

16.2 Landlord shall not be liable for, nor shall any eviction of Tenant result from, any failure of any such utility or service, and in the event of such failure Tenant shall not be entitled to any abatement or reduction of Rent, nor be relieved from the operation of any covenant or agreement of this Lease, and Tenant waives any right to terminate this Lease on account thereof. Notwithstanding the foregoing:

(i) in the event that Landlord is unable to supply any of the Building’s sanitary, electrical, heating, air conditioning, water, elevator, life safety or other essential systems serving the Premises (collectively, the “Essential Services”) from a cause within Landlord’s reasonable control, and such inability of Landlord materially impairs Tenant’s ability to carry on its business in the Premises for a period of ten (10) consecutive calendar days, Basic Annual Rent and Additional Rent shall be abated commencing with the eleventh (11th) day of such material interference with Tenant’s business, based upon the extent to which such inability to supply Essential Services materially impairs Tenant’s ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to such extent that the lack of any remaining services no longer materially impairs Tenant’s ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord’s inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

(ii) in the event that Landlord is unable to supply any Essential Services by reason of acts of God, accidents, breakage, repairs, strikes, lockouts, labor disputes, inability to obtain utilities or materials or by any other reason beyond Landlord’s reasonable control, and (i) such inability of Landlord prevents Tenant from carrying on its business in the Premises for a period of thirty (30) consecutive calendar days or (ii) such inability of Landlord materially impairs Tenant’s ability to carry on its business in the Premises for a period of sixty

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(60) consecutive calendar days, then Basic Annual Rent and Additional Rent shall be abated commencing with the day after such thirty (30) or sixty (60) day period, as the case may be, based upon the extent to which such inability to supply Essential Services materially impairs Tenant’s ability to carry on its business in the Premises. Such abatement shall continue until the Essential Services have been restored to the extent that the lack of any remaining services no longer materially impairs Tenant’s ability to carry on its business in the Premises. Tenant shall not be entitled to such an abatement to the extent that Landlord’s inability to supply Essential Services to Tenant is caused by Tenant or its employees, contractors, agents, licensees or invitees; and

(iii) in the event of any stoppage or interruption of Essential Services to the Premises, Landlord shall use commercially reasonable efforts to restore Essential Services to the Premises as soon as possible; provided, that Tenant shall have the right, at its option, to terminate this Lease by written notice to Landlord if such failure to provide Essential Services by Landlord continues for any reason (other than the actions of Tenant or its employees, contractors, agents, licensees or invitees) for more than one hundred eighty (180) consecutive calendar days and such failure materially impairs Tenant’s ability to carry on its business in the Premises.

16.3 Tenant shall provide and pay for janitors, maintenance personnel, and other persons who perform duties connected with the operation and maintenance of the interior of the Premises.

17. Alterations.

17.1 Tenant shall make no alterations, additions or improvements (hereinafter in this article, “Improvements”) in or to the Premises without Landlord’s prior written consent, which shall not be unreasonably withheld; provided, however, it shall not be unreasonable for Landlord to withhold consent if the proposed Improvements would in the opinion of Landlord adversely affect the use of the Premises for generic laboratory-based research and development space as part of an integrated Building plan after the expiration or earlier termination of this Lease. Tenant shall deliver to Landlord final plans and specifications and working drawings for the Improvements to Landlord, and Landlord shall have ten (10) days thereafter to grant or withhold its consent. If Landlord does not notify Tenant of its decision within the ten (10) days, Landlord shall be deemed to have given its approval.

17.2 If a permit is required to construct the Improvements, Tenant shall deliver a completed, signed-off inspection card to Landlord within ten (10) days of completion of the Improvements, and shall promptly thereafter obtain and record a notice of completion and deliver a copy thereof to Landlord.

17.3 The Improvements shall be constructed only by licensed contractors or mechanics. Tenant shall use only those contractors listed on Exhibit H for the trades listed thereon; all other contractors shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed. Any such contractor must have in force a general liability insurance policy of not less than $2,000,000 or such higher limits as Landlord may reasonably require, which policy of insurance shall name Landlord as an additional insured. Tenant shall

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provide Landlord with a copy of the contract with the contractor or mechanic prior to the commencement of any construction requiring Landlord’s consent.

17.4 Tenant agrees that any work by Tenant shall be accomplished in such a manner as to permit any fire sprinkler system and fire water supply lines to remain fully operable at all times except when minimally necessary for building reconfiguration work.

17.5 Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations, permits, approvals, and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations, and requirements of any applicable fire rating bureau. Tenant shall provide Landlord with “as-built” plans showing any material change in the Premises within thirty (30) days after completion.

17.6 Before commencing any work, Tenant shall give Landlord at least five (5) days’ prior written notice of the proposed commencement of such work.

17.7 At the time Landlord consents to the Improvements pursuant to Section 17.1, Landlord shall identify those Improvements which Tenant shall be required to remove upon the expiration or earlier termination of the Lease, and Landlord and Tenant shall mutually identify those Improvements which Tenant may remove upon the expiration or earlier termination of this Lease. Landlord and Tenant shall list any such Improvements on Schedule 1 attached hereto, designating those which Tenant shall be required to remove and those which Tenant may remove. With respect to those Improvements not so identified, Landlord and Tenant acknowledge and agree that Landlord’s approval of the final plans and specifications and working drawings for the Improvements pursuant to Section 17.1 shall be deemed Landlord’s and Tenant’s agreement that those Improvements not so identified shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. Those Improvements identified as Improvements which Tenant may remove are included within the term “Tenant’s Removable Property” defined in Section 30.3. Notwithstanding the provisions of Section 30.3, Tenant shall, at Landlord’s election, upon the expiration or earlier termination of this Lease, remove the Improvements which are identified as Improvements which Tenant shall be required to remove, and restore and return the Premises to the condition they were in when first occupied by Tenant.

18. Repairs and Maintenance.

18.1 Landlord shall repair, replace and maintain the structural and exterior portions of the Building and Project, including foundations, exterior walls, load bearing walls, windows, plate glass, and roofing, and the mechanical, electrical, plumbing, fire sprinkler, and elevator systems of the Project, subject to reimbursement by Tenant as its Pro Rata Share of Operating Expenses to the extent provided by Section 7.1. However, if such maintenance or repairs are required because of any act, neglect, fault of or omissions of any duty by Tenant, its agents, servants, employees or invitees, Tenant shall pay to Landlord the entire cost of such

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maintenance and repairs attributable to Tenant’s act, neglect, fault or omission, unless such maintenance and repairs are covered by insurance carried by Landlord.

18.2 Except as otherwise set forth in Section 18.1, Tenant shall, throughout the term of this Lease, at Tenant’s sole cost and expense, keep the Premises and every part thereof in good condition and repair. Tenant shall upon the expiration or earlier termination of the term hereof surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from casualty and causes beyond the reasonable control of Tenant excepted.

18.3 Tenant hereby waives Civil Code Sections 1941 and 1942 relating to a landlord’s duty to maintain the Premises in a tenantable condition, and the under said sections or under any law, statute or ordinance now or hereafter in effect to make repairs at Landlord’s expense.

18.4 There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises, or in or to improvements, fixtures, equipment and personal property therein, unless such injury or interference is unreasonable or is the result of Landlord’s grossly negligent or willful act or omission. If repairs or replacements become necessary which by the terms of this Lease are the responsibility of Tenant and Tenant fails to make the repairs or replacements, after notice from Landlord and opportunity for Tenant to make such repairs or replacements, Landlord may do so pursuant to the provisions of Section 24.3.

18.5 Notwithstanding any of the foregoing, in the event of a fire, earthquake, flood, war or other similar cause of damage or destruction, this Article shall not be applicable and the provisions of Article 22, entitled “Damage or Destruction,” shall apply and control.

19. Liens.

19.1 Tenant shall keep the Premises, the Building and the property upon which the Building is situated free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s lien filed against the Project or the Premises for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within thirty (30) days after the filing thereof (or within ten (10) days after the filing thereof if requested by Landlord as necessary to facilitate a pending sale or refinancing), at the cost and expense of Tenant.

19.2 Should Tenant fail to discharge any lien of the nature described in Section 19.1, Landlord may at Landlord’s election pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against tide and the cost thereof shall be immediately due from Tenant as Additional Rent.

19.3 In the event Tenant shall lease or finance the acquisition of equipment, furnishings, or other personal property utilized by Tenant in the operation of Tenant’s business,

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Tenant warrants that any Uniform Commercial Code financing statement executed by Tenant will upon its face or by exhibit thereto indicate that such financing statement is applicable only to personal property of Tenant specifically described in the financing statement. In no event shall the address of the Building be furnished on the financing statement without qualifying language as to applicability of the lien only to removable property of Tenant described in the financing statement. Should any holder of a security agreement executed by Tenant record or place of record a financing statement which appears to constitute a lien against any interest of Landlord, Tenant shall within ten (10) days after the filing of such financing statement cause (i) copies of the security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s being in a position to show such lien is not applicable to any interest of Landlord, and (ii) the holder of the security interest to amend documents of record so as to clarify that such lien is not applicable to any interest of Landlord in the Premises. Landlord shall execute such documents as are reasonably required by Tenant or Tenant’s lenders or equipment lessors provided the same do not in any way alter the rights of Landlord under this Lease.

20. Indemnification and Exculpation.

20.1 Except to the extent of the responsibility of Landlord pursuant to Section 20.2 hereof, Tenant agrees to indemnify Landlord and its members and affiliates, and their respective shareholders, directors, managers, members, partners, lenders, officers, agents, and employees (collectively, “Landlord’s Agents”), against, and to protect, defend, and save them harmless from, all demands, claims, causes of action, liabilities, losses and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys’ fees), for death of or injury to person or damage to property arising out of (i) any occurrence in, upon or about the Premises during the term of this Lease, (ii) Tenant’s use, occupancy, repairs, maintenance, and improvements of the Premises and all improvements, fixtures, equipment and personal property thereon, and (iii) any act or omission of Tenant, its shareholders, directors, officers, agents, employees, servants, contractors, invitees and subtenants, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord’s Agents. Tenant’s obligation under this Section 20.1 shall survive the expiration or earlier termination of the term of this Lease.

20.2 Landlord agrees to indemnify Tenant and Tenant’s shareholders, directors, managers, members, partners, lenders, affiliates, officers, agents, and employees (collectively “Tenant’s Agents”) against and save them harmless from all demands, claims, causes of action and judgments, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys’ fees), for death of, or injury to, any person or damage to property arising from or out of any occurrence in, upon, or about the Premises during the term of this Lease to the extent caused by the negligence or willful misconduct of Landlord or Landlord’s Agents. Landlord’s obligations under this Section 20.2 shall survive the expiration or earlier termination of the term of this Lease.

20.3 Notwithstanding any provision of this Article 20 to the contrary, Landlord shall not be liable to Tenant and Tenant assumes all risk of damage to and loss of any fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other

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living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom relative to such damage. Tenant acknowledges that it is Tenant’s obligation to procure insurance against any such damages or loss pursuant to Section 21.4, and that it would be impractical for Landlord to procure any such insurance in that the nature of Tenant’s business makes the risks uncertain and difficult to underwrite and the potential risks are greater than Landlord is willing to assume. Therefore, regardless of the fault of Landlord, Landlord shall not be liable for any such damage or loss.

20.4 The indemnity obligations of both Landlord and Tenant under this Section 20 shall be satisfied to the extent of proceeds of applicable insurance maintained by the indemnifying party to the extent thereof, and thereafter to proceeds of any applicable insurance maintained by the other party; Landlord and Tenant shall be required to satisfy any such obligation only to the extent it is not satisfied by proceeds of applicable insurance as set forth above.

20.5 Security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts of third parties and it is agreed that Landlord shall not be liable for injuries or losses caused by criminal acts of third parties and the risk that any security device or service may malfunction or otherwise be circumvented by a criminal is assumed by Tenant. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

20.6 Neither Landlord nor Tenant shall be liable to the other for any damages arising from any act or neglect of any other tenant or occupant of the Building or Project.

21. Insurance—Waiver of Subrogation.

21.1 Commencing prior to Tenant’s first entry onto the Premises for purposes of installing any improvements, fixtures or personal property, but no later than the Term Commencement Date, and continuing at all times during the term of this Lease, Tenant shall maintain, at Tenant’s expense, commercial general liability insurance, on an occurrence basis, insuring Tenant and Tenant’s agents, employees and independent contractors against all bodily injury, property damage, personal injury and other covered loss arising out of the use, occupancy, improvement and maintenance of the Premises and the business operated by Tenant, or any other occupant, on the Premises. Such insurance shall have a minimum combined single limit of liability per occurrence of not less than $2,000,000 and a general aggregate limit of $4,000,000. Such insurance shall: (i) name Landlord, and Landlord’s lenders if required by such lenders, and any management company retained to manage the Project if requested by Landlord, as additional insureds; (ii) include a broad form contractual liability endorsement insuring Tenant’s indemnity obligations under Section 20.1; (iii) provide that it is primary coverage and noncontributing with any insurance maintained by Landlord or Landlord’s lenders, which shall be excess insurance with respect only to losses arising out of Tenant’s negligence; and (iv) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds.

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21.2 At all times during the term of this Lease, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), “all risk” insurance, including, but not limited to, coverage against loss or damage by fire, vandalism, and malicious mischief covering the Project (exclusive of excavations, foundations and footings, and including the Tenant Improvements), in an amount equal to one hundred percent (100%) of the full replacement value thereof. If any boilers or other pressure vessels or systems are installed on the Premises, Landlord shall maintain, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), boiler and machinery insurance in an amount equal to one hundred percent (100%) of the full replacement value thereof. The insurance described in this Section 21.2 shall: (i) insure Landlord, and Landlord’s lenders if required by such lenders, as their interests may appear; (ii) contain a Lender’s Loss Payable Form (Form 438 BFU or equivalent) in favor of Landlord’s lenders and name Landlord, or Landlord’s lender if required by such lender, as the loss payee; (iii) provide for severability of interests or include a cross-liability endorsement, such that an act or omission of an insured shall not reduce or avoid coverage of other insureds; and (iv) provide that it is primary coverage and non-contributing with any insurance maintained by Landlord or Landlord’s lenders, which shall be excess insurance. The full replacement value of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, shall, for the purpose of establishing insurance limits and premiums only, be determined by the company issuing the insurance policy and shall be redetermined by said company within six (6) months after completion of any material alterations or improvements to the Premises and otherwise at intervals of not more than three (3) years. Landlord shall promptly increase the amount of the insurance carried pursuant to this Section 21.2 to the amount so redetermined. The proceeds of the insurance described in this Section shall be used for the repair, replacement and restoration of the Project, including the Tenant Improvements and other improvements and fixtures insured thereunder, as further provided in Article 22; provided, however, if this Lease is terminated after damage or deduction, the insurance policy or policies, all rights thereunder and all insurance proceeds shall be assigned to Landlord.

21.3 At all times during this Lease, Landlord shall maintain, pursuant to requirements of its mortgage lender, subject to reimbursement by Tenant as an Operating Expense under Section 7.1(b), commercial general liability insurance, including coverage for death, bodily injury and broad form property damage, with a combined single limit in an amount of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate; umbrella excess liability coverage with a limit of not less than $20,000,000 over primary insurance, which policy shall include coverage for water damage, assumed and contractual liability coverage, premises medical payment, and automobile liability; and rental and/or business interruption insurance to cover loss of income in an amount not less than eighteen (18) months’ projected receipts from the entire Project.

21.4 At all times during the term of this Lease, Tenant shall maintain, at Tenant’s expense, “all risk” insurance against all damage and loss to Tenant’s Removable Property, including but not limited to fixtures, goods, inventory, merchandise, equipment, records, research, experiments, animals and other living organisms, computer hardware and software, leasehold improvements, and other personal property of any nature whatsoever of Tenant or any subtenant of Tenant that may be occupying the Premises, or any portion thereof, from time to time, in an amount equal to the full replacement value thereof. Notwithstanding

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anything to the contrary contained here, Tenant shall be entitled to all proceeds from the insurance carried pursuant to this Section 21.4.

21.5 At all times during the term of this Lease, Tenant shall maintain workers’ compensation insurance in accordance with California law, and employers’ liability insurance with limits typical for companies similar to Tenant.

21.6 All of the policies of insurance referred to in this Article 21 shall be written by companies authorized to do business in California and having a policyholder rating of not less than AA (or its equivalent), or a lesser rating reasonably acceptable to Landlord, by a generally accepted insurance rating agency. Each insurer referred to in this Article 21 shall agree, by endorsement on the applicable policy or by independent instrument furnished to Landlord, that it will give Landlord, and Landlord’s lenders if required by such lenders, at least ten (10) days’ prior written notice by registered mail before the applicable policy shall be canceled for non-payment of premium, and thirty (30) days’ prior written notice by registered mail before the applicable policy shall be canceled or altered in coverage, scope, amount or other material term for any other reason (although any failure of an insurer to give notice as provided herein shall not be a breach of this Lease by Tenant). No policy shall provide for a deductible amount in excess of $100,000, unless approved in advance in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall deliver to Landlord, and to Landlord’s lenders if required by such lenders, copies of the insurance policies required to be carried by Tenant, certified by the insurer, or certificates evidencing such insurance policies, issued by the insurer, together with evidence of payment of the required premiums, prior to the required date for commencement of such coverage. At least thirty (30) days prior to expiration of any such policy, Tenant shall deliver to Landlord, and Landlord’s lenders if required by such lenders, a certificate evidencing renewal, or a certified copy of a new policy or certificate evidencing the same, together with evidence of payment of the required premiums. If Tenant fails to provide to Landlord any such policy or certificate by the required date for commencement of coverage, or within fifteen (15) days prior to expiration of any policy, or to pay the premiums therefor when required, Landlord shall have the right, but not the obligation, to procure said insurance and pay the premiums therefor. Any premiums so paid by Landlord shall be repaid by Tenant to Landlord with the next due installment of rent, and failure to repay the same shall have the same consequences as failure to pay any installment of Rent.

21.7 Landlord may provide the property insurance required under this Article 21 pursuant to a so-called blanket policy or policies of property insurance maintained by Landlord.

21.8 Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, members, managers, partners, employees, agents, and representatives of the other, on account of loss or damage to such waiving party or such waiving party’s property or the property of others under its control, to the extent that such loss or damage is caused by or results from risks insured against under any insurance policy which insures such waiving party’s property at the time of such loss or damage, which waiver shall continue in effect as long as the parties’ respective insurers so permit. Any termination of such waiver shall be by written notice as hereinafter set forth. Prior to obtaining policies of

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insurance required or permitted under this Lease, Landlord and Tenant shall give notice to the insurers that the foregoing mutual waiver is contained in this Lease, and each party shall use its best efforts to cause such insurer to approve such waiver in writing and to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party. If such written approval of such waiver of subrogation cannot be obtained from any insurer or is obtainable only upon payment of an additional premium which the party seeking to obtain the policy reasonably determines to be commercially unreasonable, the party seeking to obtain such policy shall notify the other thereof, and the latter shall have twenty (20) days thereafter to either: (i) identify other insurance companies reasonably satisfactory to the other party that will provide the written approval and waiver of subrogation; or (ii) agree to pay such additional premium. If neither (i) nor (ii) are done, the mutual waiver set forth above shall not be operative, and the party seeking to obtain the policy shall be relieved of the obligation to obtain the insurer’s written approval and waiver of subrogation with respect to such policy during such time as such policy is not obtainable or is obtainable only upon payment of a commercially unreasonable additional premium as described above. If such policies shall at any subsequent time be obtainable or obtainable upon payment of a commercially reasonable additional premium, neither party shall be subsequently liable for failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 21.8, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be secondary to the other’s insurer.

22. Damage or Destruction.

22.1 In the event of damage to or destruction of all or any portion of the Project or the Premises or the improvements and fixtures thereon (collectively, “improvements”) arising from a risk covered by the insurance described in Section 21.2, Landlord shall within a reasonable time commence and proceed diligently to repair, reconstruct and restore (collectively, “restore”) the improvements to substantially the same condition as they were in immediately prior to the casualty. Tenant shall be responsible for its Pro Rata Share of insurance deductibles and for all costs of restoration in excess of insurance proceeds as Operating Expenses pursuant to the provisions of Article 7, provided, however, that any such costs which would be deemed of a “capital” nature under generally accepted accounting principles shall be amortized over the useful life of the repair or replacement as determined under Internal Revenue Service guidelines, and Tenant shall pay only that portion of the costs which are amortized over the balance of the term, payable at the time the costs are incurred to the extent Tenant’s share of the costs are less than $1.75 per square foot of Rentable Area of the Premises, with the balance payable on a monthly basis during the balance of the term. In no event shall Tenant be liable for costs of restoration to the extent the inadequacy of insurance proceeds is due to Landlord’s failure to carry the insurance required to be carried by Landlord pursuant to the terms of this Lease.

22.2 In the event of any damage to or destruction of all or any portion of the improvements arising from a risk which is not covered by the insurance required to be carried by Landlord pursuant to Section 21.2, Landlord may elect at its cost to restore the improvements, in which event Landlord shall, within a reasonable time, commence and proceed diligently to restore the improvements to substantially the same condition as they were in immediately prior

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to the casualty. In the event Landlord elects not to restore the improvements, this Lease shall terminate as of the date of the damage or destruction unless Tenant elects to pay the full cost of restoration.

22.3 In the event the improvements are restored pursuant to Section 22.1 or Section 22.2, this Lease shall continue in full force and effect, notwithstanding such damage or destruction; provided, however, that if the damage or destruction (i) occurs during the last year of the term and the expense of restoration exceeds $500,000, or (ii) occurs at any other time and the expense of restoration (after application of insurance proceeds) exceeds $1,000,000, Landlord may at its election terminate the Lease unless Tenant elects to pay the full cost of restoration.

22.4 In satisfying its obligations under this Article 22, Landlord shall be not be required to fulfill its restoration responsibilities with improvements identical to those which were damaged or destroyed; rather, with the consent of Tenant, which consent will not be unreasonably withheld or delayed, Landlord may restore the damage or destruction with improvements reasonably equivalent or of reasonably equivalent value to those damaged or destroyed.

22.5 In the event of damage, destruction and/or restoration as herein provided, Tenant shall not be entitled to any compensation or damages occasioned by any such damage, destruction or restoration, but Tenant shall be entitled to an equitable abatement of rent in proportion to the extent the Premises are not usable by Tenant. Notwithstanding the foregoing, in the event restoration cannot reasonably be completed within six (6) months following the damage or destruction as estimated by Landlord’s architect, Landlord will give notice thereof to Tenant within fifteen (15) days following such damage or destruction, and Tenant at its election may by written notice to Landlord terminate this Lease. In the event of such termination, Tenant shall have no responsibility for contributing to the expense of restoration.

22.6 Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the restoration of the improvements after the occurrence of such damage or destruction by reason of acts of God, war, terrorism, government restrictions, inability to procure the necessary labor or materials, strikes, or other causes beyond the control of Landlord (but excluding economic conditions or financial inability to perform), the time for Landlord to commence or complete restoration shall be extended for the time reasonably required as a result of such event.

22.7 If an insured casualty occurs, Landlord shall make the loss adjustment with the insurance company for the insurance carried by Landlord.

22.8 Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) or any similar statute now existing or hereafter adopted governing destruction of the Premises, so that the parties’ rights and obligations in the event of damage or destruction shall be governed by the provisions of this Lease.

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23. Eminent Domain.

23.1 In the event the whole of the Project shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority.

23.2 In the event of a partial taking of the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then Landlord may elect to terminate this Lease if such taking is of a material nature such as to make it uneconomical to continue use of the unappropriated portions for the purposes for which they were intended, and Tenant may elect to terminate this Lease if such taking is of material detriment to, and substantially interferes with, Tenant’s use and occupancy of the Premises. In no event shall this Lease be terminated when such a partial taking does not have a material adverse effect upon Landlord or Tenant or both. Termination by either party pursuant to this section shall be effective as of the date possession is required to be surrendered to said authority.

23.3 If upon any taking of the nature described in this Article 23 this Lease continues in effect, then Landlord shall promptly proceed to restore the remaining portion of the Project, including all improvements and fixtures located in the Premises, to substantially their same condition prior to such partial taking; provided, however, Landlord’s obligation hereunder shall be limited to the amount of the condemnation proceeds. Basic Annual Rent shall be abated proportionately on the basis of the square feet of the Rentable Area of the Project or Premises taken.

24. Defaults and Remedies.

24.1 Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within ten (10) days of the date such payment is due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid within thirty (30) days of the date such payment is due shall bear interest from thirty (30) days after the date due until paid at the rate of ten percent (10%) per annum.

24.2 No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other

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remedy provided. If at any time a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord, Tenant shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

24.3 If Tenant fails to pay any sum of money (other than Basic Annual Rent) required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make such payment or perform such act; provided, that such failure by Tenant continued for ten (10) days after written notice from Landlord demanding performance by Tenant was delivered to Tenant, or resulted or could have resulted in a violation of law or the cancellation of an insurance policy maintained by Landlord. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to ten percent (10%) per annum shall be payable to Landlord on demand as Additional Rent.

24.4 The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

(a) The failure by Tenant to make any payment of Rent, as and when due, where such failure shall continue for a period of five (5) days, without the necessity of notice thereof from Landlord to Tenant;

(b) The failure by Tenant to observe or perform any obligation other than described in Section 24.4(a) to be performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than thirty (30) days are reasonably required to cure the default, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute the same to completion. Such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161;

(c) Tenant makes an assignment for the benefit of creditors;

(d) A receiver, trustee or custodian is appointed to, or does, take title, possession or control of all, or substantially all, of Tenant’s assets;

(d) An order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

(e) Any involuntary petition is filed against the Tenant under any chapter of the Bankruptcy Code and is not dismissed within ninety (90) days; or

(f) Tenant’s interest in this Lease is attached, executed upon, or otherwise judicially seized and such action is not released within ninety (90) days of the action.

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Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice, and in no event shall a forfeiture or termination occur without such written notice.

24.5 In the event of a default by Tenant, and at any time thereafter, and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including:

(a) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of restoring the Premises to the condition required under the terms of this Lease; plus

(e) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

As used in Subsections (a), (b) and (c), the “time of award” shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such default is entered or such earlier date as the court may determined. As used in Subsections (a) and (b), the “worth at the time of award” shall be computed by allowing interest at the rate specified in Section 24.1. As used in Subsection (c) above, the “worth at the time of award” shall be computed by taking the present value of such amount using the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percentage point.

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24.6 In the event of a default by Tenant, and if Landlord does not elect to terminate this Lease as provided in Section 24.5 or otherwise terminate Tenant’s right to possession of the Premises, Landlord shall have the remedy described in Section 1951.4 of the Civil Code. Landlord may continue this Lease in effect for so long as Landlord does not terminate Tenant’s right to possession of the Premises, and may enforce all of its rights and remedies under the Lease, including the right from time to time to recover Rent as it becomes due under the Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

24.7 Notwithstanding anything herein to the contrary, Landlord’s reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises, or any portion thereof, or the appointment of a receiver upon Landlord’s initiative to protect Landlord’s interest under this Lease, shall not terminate Tenant’s right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder, including, without limitation, the right to recover from Tenant as they become due hereunder all Rent and other charges required to be paid by Tenant under the terms of this Lease.

24.8 All rights, options, and remedies of Landlord contained in this Lease shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or by any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver.

24.9 Termination of this Lease or Tenant’s right to possession by Landlord shall not relieve Tenant from any liability to Landlord which has theretofore accrued or shall arise based upon events which occurred prior to the last to occur of (i) the date of Lease termination or (ii) the date possession of Premises is surrendered.

24.10 Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

24.11 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary and/or mortgagee a reasonable opportunity to cure the default, but in no event less than thirty (30) days after the notice is given or thirty (30) days beyond any applicable cure period given to Landlord in this Article 24, whichever is later.

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25. Assignment or Subletting.

25.1 Except as hereinafter provided, Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, or permit or suffer the Premises or any part thereof to be used or occupied as work space, storage space, concession or otherwise by anyone other than Tenant or Tenant’s employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

25.2 If Tenant desires to assign this Lease to an entity into which Tenant is merged, with which Tenant is consolidated, or which acquires all or substantially all of the assets of Tenant, provided that the successor entity’s net worth and liquid assets are equal or greater than Tenant’s immediately prior to the assignment, and further provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease arising after the effective date of the transfer, then Landlord upon receipt of proof of foregoing, will consent to the assignment; provided however, Landlord’s consent shall not be required if such transfers occur in a public stock exchange.

25.3 In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises or any part thereof to a transferee other than one set forth in Section 25.2, then at least ten (10) days, but not more than forty-five (45) days, prior to the date when Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references and financial statements) concerning the reputation and financial ability of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require.

25.4 Landlord in making its determination as to whether consent should be given to a proposed assignment or sublease, may give consideration to (i) the financial strength of such successor (but may not withhold consent on this ground if the successor’s net worth and liquid assets are equal to or greater than Tenant’s immediately prior to the assignment), notwithstanding the assignor remaining liable for Tenant’s performance, (ii) any use which such successor proposes to make of the Premises, and (iii) whether the proposed assignee or sublessee represents a potential risk of compromise of trade secrets of another tenant of the Project. If Landlord fails to deliver written notice of its determination to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.4, Landlord shall be deemed to have approved the request. As a condition to any assignment Or sublease to which Landlord has given consent, any such assignee or sublessee must execute, acknowledge and deliver to Landlord an agreement whereby the assignee or sublessee agrees to be bound by all of the covenants and agreements in this Lease.

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25.5 Any sale, assignment, hypothecation or transfer of this Lease or subletting of Premises that is not in compliance with the provisions of this Article 25 shall be void.

25.6 The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from full and primary liability.

25.7 If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any subletting of all or a part of the Premises, and Landlord as assignee of Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent. Furthermore, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, any security deposit received from the subtenant, which Landlord shall hold pursuant to the terms of the sublease. The security deposit shall be transferable by Landlord to a successor Landlord and to Landlord’s mortgage lender which is the beneficiary of a deed of trust encumbering the Premises, provided such lender agrees to hold the security deposit pursuant to the terms of the sublease and this Lease.

25.8 Notwithstanding any subletting or assignment Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due, or to become due hereunder, and for the full performance of all other terms, conditions, and covenants to be kept and performed by Tenant. The acceptance of rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant, or condition hereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting or assignment of the Premises. Landlord shall not withhold consent to an assignment back to the original Tenant hereunder from a subsequent assignee.

25.9 Any sublease of the Premises shall be subject and subordinate to the provisions of this Lease, shall not extend beyond the term of this Lease, and shall provide that the sublessee shall attorn to Landlord, at Landlord’s sole option, in the event of the termination of this Lease. Landlord and any lender shall upon Tenant’s request provide any sublessee of the entirety of the Premises with a recognition and nondisturbance agreement in the form described in Article 35 on the condition that the sublessee agrees to attorn to Landlord on exactly the same terms and conditions as this Lease. Any assignment of the Lease or sublease of the Premises shall provide that the assignee or sublessee shall provide financial statements to Landlord as reasonably required by present and prospective lenders and purchasers of the Project.

25.10 In the event Tenant assigns, hypothecates or otherwise transfers this Lease or sublets the Premises, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the rent and other consideration received from the transferee during the term of this Lease in excess of Rent payable to Landlord under this Lease, after Tenant has recouped any reasonable commissions and legal expenses occasioned by such transfer and payable to third parties.

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25.11 Notwithstanding any of the foregoing provisions to the contrary, in the event Tenant desires to assign this Sublease or sublet the entire Premises to a transferee other than to a transferee describe in Section 25.2, Landlord may elect to terminate this Lease by written notice given by Landlord to Tenant within fifteen (15) days following receipt of the Assignment Notice and the information required under Section 25.3.

26. Attorneys’ Fees.

26.1 If either party commences an action or proceeding against the other party arising out of or in connection with this Lease, including any arbitration proceeding, the prevailing party shall be entitled to have and recover from the other party reasonable attorneys’ fees, expert witness fees and costs of suit.

27. Bankruptcy.

27.1 In the event a debtor, trustee, or debtor-in-possession under the Bankruptcy Code, or other person with similar rights, duties and powers under any other law, proposes to cure any default under this Lease or to assume or assign this Lease, and is obliged to provide adequate assurance to Landlord that (i) a default will be cured, (ii) Landlord will be compensated for its damages arising from any breach of this Lease, or (iii) future performance under this Lease will occur, then adequate assurance shall include any or all of the following, as determined by the Bankruptcy Court: (a) those acts specified in the Bankruptcy Code or other law as included within the meaning of adequate assurance; (b) a cash payment to compensate Landlord for any monetary defaults or damages arising from a breach of this Lease; (c) the credit worthiness and desirability, as a tenant, of the person assuming this Lease or receiving an assignment of this Lease, at least equal to Landlord’s customary and usual credit worthiness requirements and desirability standards in effect at the time of the assumption or assignment, as determined by the Bankruptcy Court; and (d) the assumption or assignment of all of Tenant’s interest and obligations under this Lease.

28. Definition of Landlord.

28.1 The term “Landlord” as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only Landlord or the successor-in-interest of Landlord under this Lease at the time in question. In the event of any transfer, assignment or conveyance of Landlord’s title or leasehold, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor and any prior grantors) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee of such title or leasehold shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises or this Lease without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on the part of Landlord or the then grantor of any of the terms or conditions of this Lease.

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29. Estoppel Certificate.

29.1 Each party shall, within fifteen (15) days of written notice from the other party, execute, acknowledge and deliver to the other party a statement in writing on a form reasonably requested by a proposed lender, purchaser, assignee or subtenant (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not, to each party’s knowledge, any uncured defaults on the part of Landlord or Tenant hereunder (or specifying such defaults if any are claimed) and (iii) setting forth such further information with respect to this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective lender, purchaser, assignee or subtenant of all or any portion of the Premises.

30. Removal of Property.

30.1 Except as provided in Section 10.5 and in this Article 30, all fixtures and personal property owned by Tenant (“Tenant’s Removable Property”) shall be and remain the property of Tenant, and may be removed by Tenant at any time. Landlord waives any and all rights, title and interest Landlord now has, or hereafter may have, whether statutory or otherwise, in Tenant’s Removable Property. At the expiration or earlier termination of this Lease, Tenant shall remove all Tenant’s Removable Property in accordance with this Lease, unless Landlord shall have otherwise agreed in writing.

30.2 The Project, Building and Tenant Improvements, and all fixtures and personal property owned by Landlord, shall be and remain the property of Landlord, and shall, upon the expiration or earlier termination of this Lease, remain upon and be surrendered with the Premises as a part thereof

30.3 Notwithstanding Section 30.1, Tenant may not remove any property if such removal would cause material damage to the Premises, unless such damage can be and is repaired by Tenant. Furthermore, Tenant shall repair any damage to the Premises caused by Tenant’s removal of any such property, and shall, prior to the expiration or earlier termination of this Lease, restore and return the Premises to the condition they were in when first occupied by Tenant, reasonable wear and tear excepted. At a minimum, even if they are determined to be fixtures or personal property owned by Tenant, and notwithstanding the provisions of Section 30.1, Tenant shall leave in place and repair any damage to the interior floors, walls, doors and ceilings of the Premises, all cabling and wiring in the Premises, and the heating, ventilation, air conditioning, plumbing, and electrical systems in the Premises; all such property shall become the property of Landlord upon the expiration or earlier termination of this Lease, and shall remain upon and be surrendered with the Premises as a part thereof. The provisions of Article 17 shall apply to any restoration work under this Article as if the restoration was an alteration, addition or improvement thereunder. Should Tenant require any period beyond the expiration or earlier termination of the Lease to complete such restoration, Tenant shall be a tenant at sufferance subject to the provisions of Section 12.2 hereof, unless tenant obtains Landlord’s consent pursuant to Section 12.1 prior to the termination or earlier termination of the Lease.

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30.4 If Tenant shall fail to remove any fixtures or personal property which it is entitled to remove under this Article 30 from the Premises prior to termination of this Lease, then Landlord may dispose of the property under the provisions of Section 1980 et seq. of the California Civil Code, as such provisions may be modified from time to time, or under any other applicable provisions of California law.

31. Limitation of Landlord’s Liability.

31.1 If Landlord is in default of this Lease, and as a consequence, Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from the Project receivable by Landlord or out of the, consideration received by Landlord from the sale or other disposition of all or any part of Landlord’s right, title, and interest in the Building and Project of which the Premises are a part.

31.2 Neither Landlord nor Landlord’s Agents shall be personally liable for any deficiency except to the extent liability is based upon willful and intentional misconduct. If Landlord is a partnership or joint venture, the partners of such partnership shall not be personally liable and no partner of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any partner of Landlord, except as may be necessary to secure jurisdiction of the partnership or joint venture or to the extent liability is caused by willful and intentional misconduct. If Landlord is a corporation, the shareholders, directors, officers, employees, and/or agents of such corporation shall not be personally liable and no shareholder, director, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any shareholder, director, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. If Landlord is a limited liability company, the members, managers, officers, employees, and/or agents of such limited liability company shall not be personally liable and no member, manager, officer, employee, or agent of Landlord shall be sued or named as a party in any suit or action, or service of process be made against any member, manager, officer, employee, or agent of Landlord, except as may be necessary to secure jurisdiction of the corporation. No partner, shareholder, director, member, manager, employee, or agent of Landlord shall be required to answer or otherwise plead to any service of process and no judgment will be taken or writ of execution levied against any partner, shareholder, director, member, manager, employee, or agent of Landlord.

31.3 Each of the covenants and agreements of this Article 31 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or by common law.

32. Control by Landlord.

32.1 Landlord reserves full control over the Project to the extent not inconsistent with Tenant’s quiet enjoyment and use of Premises. This reservation includes the

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right to establish ownership of the Building separate from fee title to the real property underlying the Building, to divide the Project into more than one lot, and to construct other buildings or improvements on the real property, provided Tenant’s quiet enjoyment of the Premises is not affected. Tenant shall, should Landlord so request, promptly join with Landlord in execution of such documents as may be appropriate to assist Landlord to implement any such action provided Tenant need not execute any document which is of a nature wherein liability is created in Tenant or if by reason of the terms of such document Tenant will be deprived of the quiet enjoyment and use of the Premises as granted by this Lease.

32.2 Landlord reserves the right to enter the Premises, and to cause its contractors to enter the Premises, upon reasonable prior notice to Tenant, to maintain, repair or replace mechanical (HVAC), electrical, plumbing, sprinkler and other systems and equipment, and to install improvements, within the Premises or within adjoining premises (including access through the Premises to areas of the Building above and below the Premises). Tenant acknowledges that because of the design and configuration of the Building, and the nature of the Building as a multi-tenant biotech facility, that temporary access through the Premises to other areas of the Building will be reasonably necessary from time to time, and that such access may interfere with Tenant’s quiet enjoyment of the Premises; provided, however, that such interference shall not materially interfere with Tenant’s use and occupancy of the Premises. There shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements to adjoining premises unless such injury or interference is unreasonable and is the result of Landlord’s grossly negligent or willful act or omission.

33. Quiet Enjoyment.

33.1 So long as Tenant is not in default, Landlord covenants that Landlord or anyone acting through or under Landlord will not disturb Tenant’s occupancy of the Premises except as permitted by the provisions of this Lease and that Landlord shall use reasonable efforts to enforce the lease obligations of tenants of the balance of the Building and Project to the extent they might otherwise disturb Tenant’s occupancy.

34. Quitclaim Deed.

34.1 Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord’s request, a quitclaim deed to the Premises and Project or other document in recordable form suitable to evidence of record termination of this Lease.

35. Subordination and Attornment.

35.1 This lease shall be subject to and subordinate to the lien of any mortgage or deed of trust now or hereafter in force against the Project and Building of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. However, if any such mortgagee or beneficiary so elects at any

35

time prior to or following a default by Tenant, this Lease shall be deemed prior in lien to any such mortgage or deed of trust regardless of date and Tenant will execute a statement in writing to such effect at Landlord’s request in a form reasonably satisfactory to Tenant

35.2 Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or deed of trust as may be required by Landlord, provided that the lienholder, beneficiary, or mortgagee concurrently therewith executes and delivers to Tenant a non-disturbance agreement in recordable form.

35.3 In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease in accordance with the terms of the non-disturbance Agreement.

36. Surrender.

36.1 No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder unless accepted by Landlord.

36.2 The voluntary or other surrender of this Lease by Tenant shall not work a merger, unless Landlord consents, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

37. Waiver and Modification.

37.1 No provision of this Lease may be modified, amended or added to except by an agreement in writing executed by Landlord and Tenant. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

38. Waiver of Jury Trial.

38.1 The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises, and/or any claim of injury or damage.

39. Hazardous Material.

39.1 During the term, Tenant, at its sole cost, shall comply with all federal, state and local laws, statutes, ordinances, codes, regulations and orders relating to the receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge,

36

release and disposal of Hazardous Material (as defined below) in or about the Premises. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants, in a manner or for a purpose prohibited by any federal, state or local agency or authority. The accumulation of Hazardous Material shall be in approved containers and removed from the Premises by duly licensed carriers.

39.2 Tenant shall immediately provide Landlord with telephonic notice, which shall promptly be confirmed by written notice, of any and all spillage, discharge, release and disposal of Hazardous Material onto or within the Premises, including the soils and subsurface waters thereof, which by law must be reported to any federal, state or local agency, and any injuries or damages resulting directly or indirectly therefrom. Further, Tenant shall deliver to Landlord each and every notice or order, when said order or notice identifies a violation which may have the potential to adversely impact the Premises, received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof promptly upon receipt of each such notice or order by Tenant. Landlord shall have the right, upon reasonable notice, to inspect and copy each and every notice or order received from any federal, state or local agency concerning Hazardous Material and the possession, use and/or accumulation thereof.

39.3 Tenant shall be responsible for and shall indemnify, protect, defend and hold harmless Landlord and Landlord’s Agents from any and all liability, damages, injuries, causes of action, claims, judgments, costs, penalties, fines, losses, and expenses which arise during or after the term of this Lease and which result from Tenant’s (or from Tenant’s Agents, assignees, subtenants, employees, agents, contractors, licensees, or invitees) receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, including without limitation (i) diminution in value of the Premises or any portion of the Project, (ii) damages for the loss or restriction on use of any portion or amenity of the Premises or Project, (iii) damages arising from any adverse impact on marketing of space in the Premises or the Project, (iv) damages and the costs of remedial work to other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, and (v) reasonable consultant fees, expert fees, and attorneys’ fees. Landlord shall be responsible for and shall indemnify, protect, defend and hold harmless Tenant on the same basis as above for any claims which result from Landlord’s or from Landlord’s Agents receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises or any Hazardous Material at the Project existing prior to the Term Commencement Date.

39.4 The indemnification of Landlord and Landlord’s Agents by Tenant pursuant to the preceding Section 39.3 includes, without limiting the generality of Section 39.3, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil, subsoil, ground water, or elsewhere on, under or about the Premises, or on, under or about any other property in the vicinity of the Project owned by Landlord or an affiliate of Landlord, to the extent caused by Tenant. Without limiting the foregoing, if the presence of any Hazardous Material on the

37

Premises caused or permitted by Tenant results in any contamination of the Premises, or underlying soil or groundwater, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to that condition required by applicable law as applied by any government entity with proper jurisdiction with regard thereto, provided that Landlord’s approval of such action shall first be obtained, which approval shall not be unreasonably withheld, except that Tenant shall not be required to obtain Landlord’s prior approval of any action of an emergency nature reasonably required or any action mandated by a governmental authority, but Tenant shall give Landlord prompt notice thereof.

39.5 Landlord acknowledges that it is not the intent of this Article 39 to prohibit Tenant from operating its business as described in Article 10 or to unreasonably interfere with the operation of Tenant’s business. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Material is strictly and properly monitored according to all applicable governmental requirements. Any approval or consent required by this Section 39.5 shall not be unreasonably withheld, conditioned or delayed.

39.6 As a material inducement to Landlord to allow Tenant to use Hazardous Material in connection with its business, Tenant agrees to provide to Landlord a list identifying each type of Hazardous Material to be present in or about the Premises and setting forth all governmental approvals or permits required in connection with the presence of Hazardous Material in or about the Premises (“Hazardous Material Inventory”). Tenant shall deliver a Hazardous Material Inventory to Landlord no later than twenty (20) days (i) prior to the occupancy of any portion of the Premises or the placement of equipment anywhere on the. Project, (ii) prior to any increase in the types or amounts of Hazardous Material, (iii) after a request of Landlord reasonably required for purposes of monitoring the Project, and (iv) prior to the initiation by Tenant of any changes in the Premises or elsewhere on the Project which involve any increase in the types or amounts of Hazardous Material, and shall deliver a Hazardous Material Inventory to Landlord in any event annually no later than December 31 of each year. For each type of Hazardous Material listed, the Hazardous Material Inventory shall include the (i) chemical name; (ii) material state (solid, liquid, gas, cryogen); (iii) concentration; (iv) storage amount and storage condition (cabinets or no cabinets); (v) use amount and use condition (open use or closed use); (vi) location (room number/identification); and (vii) chemical abstract service (CAS) number, if known. In the event that Tenant’s Hazardous Material Inventory indicates non-compliance with this Lease or applicable building and fire code requirements, Tenant shall at its expense diligently take steps to bring its storage and use of Hazardous Material into compliance.

39.7 Tenant further agrees to make available to Landlord, upon Landlord’s reasonable request, true and correct copies of the following documents (“Hazardous Material Documents”): governmental approvals or permits required in connection with the presence of Hazardous Material on the Premises; a copy of the Hazardous Material business plan prepared pursuant to Health and Safety Code Section 25500 et seq.; documents relating to the handling, storage, disposal and emission of Hazardous Material, including: permits; approvals; reports and correspondence; notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Premises (provided said installation of tanks shall be permitted only after Landlord has given Tenant its written consent to do so, which consent may

38

not be unreasonably withheld); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or about the Premises for the closure of any such tanks. Tenant shall not be required, however, to provide Landlord with that portion of any document which contains information of a proprietary nature and which, in and of itself, does not contain a reference to any Hazardous Material which is not otherwise identified to Landlord in such documentation, unless any such Hazardous Material Document names Landlord as an “owner” or “operator” of the facility in which Tenant is conducting its business. It is not the intent of this subsection to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors. Landlord shall treat all information furnished by Tenant to Landlord pursuant to this Article 39 as confidential and shall not disclose such information to any person or entity, except as provided in this Article 39, without Tenant’s prior written consent, which consent shall not be unreasonably withheld or delayed, except as required by law.

39.8 Notwithstanding other provisions of this Article 39, it shall be a default under this Lease, and Landlord shall have the right to terminate the Lease and/or pursue its other remedies under Article 24, in the event that (i) Tenant’s use of the Premises for the generation, storage, use, treatment or disposal of Hazardous Material is in a manner or for a purpose prohibited by applicable law unless Tenant is diligently pursuing compliance with such law, (ii) Tenant has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating the Premises if the contamination resulted from Tenant’s action or use of the Premises, unless Tenant is diligently pursuing compliance with such requirement, or (iii) Tenant is subject to an enforcement order issued by any governmental authority in connection with Tenant’s use, disposal or storage of a Hazardous Material on the Premises, unless Tenant is diligently seeking compliance with such enforcement order.

39.9 Notwithstanding the provisions of Article 25, if any anticipated use of the Premises by a proposed assignee or subtenant involves the generation or storage, use, treatment or disposal of Hazardous Material and (i) the proposed assignee or sublessee has been required by any governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such party’s action or use of the property in question and has failed to take such action, or (ii) the proposed assignee or sublessee is subject to a final, unappealable enforcement order issued by any governmental authority in connection with such party’s use, disposal or storage of Hazardous Material of a type such proposed assignee or sublessee intends to use in the Premises and shall have failed to comply with such order, it shall not be unreasonable for Landlord to withhold its consent to an assignment or subletting to such proposed assignee or sublessee.

39.10 Landlord represents that, to the best of its knowledge, as of the date of this Lease, there is no Hazardous Material on the Premises. Landlord shall provide Tenant with a current Phase I Environmental Site Assessment, and any current Phase II Environmental Site Assessment recommended therein, at the time of the completion of the current renovation of the Project to a biotech facility. Should the environmental site assessment(s) disclose the presence of Hazardous Material beyond legally permissible levels, Landlord shall correct the deficiencies to Tenant’s reasonable satisfaction and shall cause updates to the environmental site

39

assessment(s) to be issued reflecting the remedy. The environmental site assessment(s) and all updates thereto are hereinafter referred to as the “Base Line Report,” and shall be deemed conclusive as to the condition of the Premises, unless, within ninety (90) days of receipt, Tenant causes an inspection of its own to be conducted, which inspection discloses the presence of Hazardous Material materially different from that disclosed in the Base Line Report.

39.11 At any time prior to the expiration or earlier termination of the term of the Lease, Landlord shall have the right to enter upon the Premises, upon reasonable prior notice to Tenant, at all reasonable times and at reasonable intervals in order to conduct appropriate tests regarding the presence, use and storage of Hazardous Material, and to inspect Tenant’s records with regard thereto. Tenant will pay the reasonable costs of any such test which demonstrates that contamination in excess of permissible levels has occurred and such contamination was caused by Tenant’s use of the Premises during the term of the Lease. Tenant shall correct any deficiencies identified in any such tests in accordance with its obligations under this Article 39 to the extent the result of Tenant’s use of the Premises during the term of this Lease.

39.12 Tenant shall at its own expense cause an environmental site assessment of the Premises to be conducted and a report thereof delivered to Landlord upon the expiration or earlier termination of the Lease, such report to be as complete and broad in scope as is necessary to identify any impact on the Premises Tenant’s operations might have had (hereinafter referred to as the “Exit Report”). Tenant shall correct any deficiencies identified in the Exit Report in accordance with its obligations under this Article 39 prior to the expiration or earlier termination of this Lease. This Article 39 is the exclusive provision in this Lease regarding clean-up, repairs or maintenance arising from receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Hazardous Material in, upon or about the Premises, and the provisions of Articles 7, 10, 18, and 20 shall not apply thereto.

39.13 Tenant’s obligations under this Article 39 shall survive the termination of the Lease.

39.14 As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term “Hazardous Material” includes, without limitation, any material or substance which is (i) defined as a “hazardous waste,” “extremely hazardous waste” or “restricted hazardous waste” under Sections 25515, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a “hazardous substance” under Section 25316 of the California Health and Safety Code, Division 2, Chapter 6.8 (Carpenter-Presly-Tanner Hazardous Substance Account Act), (iii) defined as a “hazardous material, “hazardous substance” or “hazardous waste” under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 and defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42

40

U.S.C. Section 6901, et. seq. (42 U.S.C. Section 6903), or (x) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C. Section 9601).

40. Miscellaneous.

40.1 Terms and Headings. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

40.2 Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

40.3 Time. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

40.4 Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

40.5 Consents. Whenever consent or approval of either party is required, that party shall not unreasonably withhold or delay such consent or approval, except as may be expressly set forth to the contrary.

40.6 Entire Agreement. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement.

40.7 Severability. Any provision of this Lease which shall prove to be invalid, void, or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect; provided, however, if the provisions of this Lease relating to Tenant’s stated use of the Premises shall be determined by any government agency having jurisdiction to be invalid or unenforceable, this Lease, effective as of the date of such determination, shall be deemed to be void and of no further force and effect.

40.8 Recording. Either Landlord or Tenant may record a short form memorandum hereof, subject to the requirement to execute and deliver a quitclaim deed pursuant to the provisions of Section 34.1 hereof.

40.9 Impartial Construction. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

40.10 Inurement. Each of the covenants, conditions, and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto

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and their respective heirs, legatees, devisees, executors, administrators, successors, assigns, sublessees, or any person who may come into possession of said Premises or any part thereof in any manner whatsoever. Nothing in this Section 40.10 contained shall in any way alter the provisions against assignment or subletting in this Lease provided.

40.11 Force Majeure. If either party cannot perform any of its obligations (other than Tenant’s obligation to pay Rent), or is delayed in such performance (other than Tenant’s obligation to pay Rent), due to events beyond such party’s control, the time provided for performing such obligations shall be extended by a period of time equal to the delay attributable to such events. Events beyond a party’s control include, but are not limited to, acts of terrorism, acts of God (including earthquake), war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortage of labor or material, government regulation or restriction and weather conditions, but do not include financial inability to perform.

40.12 Notices. Any notice, consent, demand, bill, statement, or other communication required or permitted to be given hereunder must be in writing and may be given by personal delivery, by facsimile transmission, or by mail, certified and return receipt requested, and if given by personal delivery or facsimile transmission shall be deemed given on the date of delivery or transmission, and if given by mail shall be deemed sufficiently given three (3) days after time when deposited in United States Mail if sent by registered or certified mail, addressed to Tenant at the Premises, or to Tenant or Landlord at the addresses shown in Section 2.1.10 hereof. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

40.13 Authority to Execute Lease. Landlord and Tenant each acknowledge that it has all necessary right, title and authority to enter Unto and perform its obligations under this Lease, that this Lease is a binding obligation of such party and has been authorized by all requisite action under the party’s governing instruments, that the individuals executing this Lease on behalf of such party are duly authorized and designated to do so, and that no other signatories are required to bind such party.

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

LANDLORD:

Dated: August 20, 2002

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:	SD Science Center, Inc. A California corporation Its Manager

By:	/s/ W. Neil Fox, III
W. Neil Fox, III
Chief Executive Officer

TENANT:

Dated: August 20, 2002

GENELUX CORPORATION
A Delaware corporation

By:	/s/ A. Douglas Will
Name: A. Douglas Will
Title: President/CEO

EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 1 OF HANSEN’S TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4515, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, APRIL 20, 1960.

PARCEL B:

LOT 1 OF HARRISON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961.

TOGETHER WITH THAT PORTION OF THE NORTHWESTERLY HALF OF BUNKER HILL STREET ADJOINING A PORTON OF SAID LOT 1 ON THE SOUTHEAST AS VACATED AND CLOSED TO PUBLIC USE BY RESOLUTION NO. 215408, RECORDED. IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF VACATED BUNKER HILL STREET LYING WITHIN THE FOLLOWING DESCRIBED PARCEL:

THAT PORTION OF LOT 4 OF EUREKA LEMON TRACT, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 753, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 19, 1893, TOGETHER WITH A PORTION OF THE NORTHWESTERLY 15.00 FEET OF THAT 30.00 FOOT WIDE UNNAMED ROAD (NOW KNOWN AS BUNKER HILL STREET), LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS VACATED AND CLOSED ON FEBRUARY 25, 1976 BY RESOLUTION NO. 215408 OF THE COUNCIL OF THE CITY OF SAN DIEGO, RECORDED MARCH 2, 1976 AS FILE NO. 76-061804 OF OFFICIAL RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE MOST SOUTHERLY CORNER OF LOT 1 OF HARRISON TRACT, ACCORDING TO MAP THEREOF NO. 4786, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 2, 1961, BEING ALSO A POINT ON THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 10.00 FEET OF SAID LOT 4 OF MAP NO. 753; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID MAP NO. 4786, NORTH 63°14’32” EAST (RECORD -NORTH 62°40’35” EAST), 431.46 FEET TO

THE BEGINNING OF A TANGENT 125.00 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY, BEING AN ANGLE POINT IN THE BOUNDARY OF LAND DESCRIBED IN DIRECTOR’S DEED TO PACIFIC BEACH MEDICAL ASSOCIATES, LTD., RECORDED FEBRUARY 8, 1972 AS FILE NO. 31151 OF OFFICIAL RECORDS AND BEING THE TRUE POINT OF BEGINNING; THENCE ALONG THE BOUNDARY OF SAID DIRECTOR’S DEED AS FOLLOWS: NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 40°31’54” A DISTANCE OF 88.43 FEET; AND NON-TANGENT TO SAID CURVE, NORTH 04°17’58” EAST, 46.82 FEET TO THE MOST NORTHERLY CORNER OF SAID LAND BEING ALSO AN ANGLE POINT IN THE SOUTHWESTERLY BOUNDARY OF CALIFORNIA STATE HIGHWAY II-SD-5, AS CREATED BY SAID DIRECTOR’S DEED; THENCE ALONG SAID SOUTHWESTERLY BOUNDARY, SOUTH 39°36’43” EAST TO THE CENTER LINE OF THE ORIGINAL 30.00 FOOT WIDE UNNAMED LYING SOUTHEASTERLY OF AND ADJACENT TO SAID LOT 4 AS SHOWN ON SAID MAP NO. 753; THENCE ALONG SAID CENTER LINE, SOUTH 63°14’32” WEST TO A POINT ON THE ARC OF THAT 70.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY IN THE NORTHEASTERLY LINE OF RELINQUISHMENT PARCEL 3 AS SHOWN ON STATE HIGHWAY MAP NO. 100, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, MAY 8, 1969 AS FILE NO. 81182 OF OFFICIAL RECORDS; THENCE ALONG SAID NORTHEASTERLY LINE, NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO A LINE WHICH BEARS AT RIGHT ANGLES, SOUTH 26°45’28” EAST FROM THE TRUE POINT OF BEGINNING, BEING ALSO A POINT ON THE SOUTHWESTERLY LINE OF THAT PORTION OF CALIFORNIA STATE HIGHWAY XI-SD-2 (NOW INTERSTATE 5), AS DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED MAY 18, 1953 AS DOCUMENT NO. 67093 IN BOOK 4857, PAGE 559 OF OFFICIAL RECORDS, AND BEING ALSO AN ANGLE POINT IN THE BOUNDARY OF SAID DIRECTOR’S DEED, A RADIAL LINE OF SAID CURVE BEARS NORTH 10°30’29” WEST TO SAID ANGLE POINT; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LAND DESCRIBED IN SAID DIRECTOR’S DEED, NORTH 26°45’28” WEST TO THE TRUE POINT OF BEGINNING.

EXHIBIT B

SITE PLAN OF THE PROJECT

ALTA SURVEY
3030 BUNKER HILL STREET
SAN DIEGO, CALIFORNIA
SAN DIEGO FREEWAY
MISSION BAY DRIVE
BUNKER HILL STREET
SCALE: 1"=40'
ALTA/ACSM LAND TITLE SURVEY
International
Land Services, Inc
C.A.
D.J.M.
10-1-01
1"=40'
Proposal Fee:
Project Address:
3030 BUNKER HILL STREET
Project Location:
SAN DIEGO, CA
Project Name:
TRIAD SAN DIEGO REGIONAL
Job Number:
01-09-038
Sheet 2 of 2
3030 BUNKER HILL STREET
MISSION MEMORIAL HOSPITAL
HOSPITAL BUILDING
N 62°41'13" E
N 62°40'35" E 337.84'
S 62°47'20" W
PAVEMENT
DIRT AREA

EXHIBIT C

OUTLINE OF THE PREMISES

EXHIBIT D

ACKNOWLEDGMENT OF TERM COMMENCEMENT DATE

Pursuant to Section 3.3 of that certain Lease dated ____________________, 20___, by and between ___________________, a ________________________, Landlord, and____________________, a ______________________, Tenant, for the Premises described in the Lease in the Building at _________________________, we hereby acknowledge that the Term Commencement Date of the Lease, as defined therein, is ____________________, 20___, and the Term Expiration Date of the Lease, as defined therein, is ____________________, 20___.

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment of Term Commencement Date as of____________________, 20___.

LANDLORD:

SAN DIEGO SCIENCE CENTER LLC
A California limited liability company

By:	SD Science Center, Inc. A California corporation Its Manager

By:
W. Neil Fox, III Chief Executive Officer

TENANT:

A

By:
Name:
Title:

EXHIBIT E

SCHEMATIC SHOWING TENANT IMPROVEMENTS

1,700 SF
RENTABLE
1,273 SF
RENTABLE

2,973 SF
RENTABLE
AREA 3

1'
10'
5'
15'

SDSC THIRD FLOOR

EXHIBIT F

ARCHITECTURAL DRAWINGS OF TENANT IMPROVEMENTS

A1.1    SITE PLAN

A3.3    EXITING PLAN - LEVEL 3

A4.3    DIMENSION FLOOR PLAN - LEVEL 3

A5.3    DOOR / WALL PLAN - LEVEL 3

A6.3    REFLECTED CEILING PLAN - LEVEL 3

A7.1    SCHEDULES - LEVELS 1, 2, 3

A8.1    WALL TYPES / DETAILS

A8.2    DETAILS

A9.1    RESTROOM PLANS / DETAILS / NOTES

SAN DIEGO SCIENCE CENTER – 3030 BUNKER HILL STREET

FIRST LEVEL

First Level – Lobbies

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

First Level – Corridors/Janitor/Storage

Floor finish: 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

First Level –Laboratories

Floor finish: 12”x12”. Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Casework Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

First Level – Shared Conference/Offices/Exercise Room

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile (except Open Ceiling painted white at Exercise Room)

First Level – Restrooms/Locker Rooms

Floor finish: 12” x 12” Slate tile w/ 4” ceramic tile coved base

Wall finish Ceramic tile to 48” A.F.F. w/ painted gypsum board-smooth finish

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

First Level – LARC

Floor finish: Epoxy w/ 6” coved epoxy base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Gypsum board painted white

First Level – Shared Storage

Floor finish: Concrete sealed w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white.

Partitions: Chain link fence/gates

First Level – Shared Wash Room

Floor finish: Epoxy w/ 6” coved epoxy base

Wall finish: Painted gypsum board-smooth finish.

Ceiling: Gypsum board painted white.

SAN DIEGO SCIENCE CENTER-3030 BUNKER HILL STREET

SECOND LEVEL

Second Level – Lobby

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

Second Level – Corridors/Janitor/Storage

Floor finish : 12”x12” Vinyl Composite tiles (VG1) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

Second Level – Laboratories

Floor finish : 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish

Casework: Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

Second Level – Shared Conference/Offices/Shared Break Room

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile

Second Level – Restrooms

Floor finish: 12” x 12” Slate tile w/ 4” ceramic tile coved base

Wall finish: Ceramic tile to 48” A.F.F. w/painted gypsum board-smooth finish.

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

SAN DIEGO SCIENCE CENTER - 3030 BUNKER HILL STREET

THIRD LEVEL

Third Level – Lobby

Floor finish: 12” x 12” Slate tile w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish

Ceiling: Open Ceiling painted white.

Third Level – Corridors/Janitor/Storage

Floor finish : 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish.

Ceiling: Open Ceiling painted white

Third Level – Laboratories

Floor finish 12”x12” Vinyl Composite tiles (VCT) w/ 4” vinyl base

Wall finish : Painted gypsum board-smooth finish

Casework Chemical resistant plastic laminate countertops w/ two level plastic laminate reagent shelving. Polypropylene sinks.

Ceiling: Open Ceiling painted white

Third Level – Shared Conference/Offices

Floor finish: Glue down carpet w/ 4” vinyl base

Wall finish: Painted gypsum board-smooth finish.

Casework: Plastic laminate countertops/cabinets. Stainless steel sinks.

Ceiling: Suspended Acoustical Tile

Third Level – Restrooms

Floor finish: 12” x 12” Slate tile w14” ceramic tile coved base

Wall finish: Ceramic tile to 48” A.F.F. w/ painted gypsum board-smooth finish.

Lavatory Countertop: Granite top/backsplash. Vitreous china lavatory.

Ceiling: Gypsum board painted white

EXHIBIT G

RULES AND REGULATIONS

NOTHING IN THESE RULES AND REGULATIONS SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1.

Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule.

2.

If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, and which is not included in plans approved by Landlord, Tenant shall remove said object.

3.

Tenant shall not obstruct any sidewalks or entrances to the Building, or any halls, passages, exits, entrances, or stairways within the Premises, which are required to be kept clear for health and safety reasons.

4.	No deliveries shall be made which impede or interfere with other tenants or the operation of the Project.

5.

Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Fixtures and equipment which cause noise or vibration that may be transmitted to the structure of the Building to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate such noise or vibration or reduce such noise and vibration to acceptable levels.

6.	Tenant shall not use any method of heating or air-conditioning other than that shown in Tenant Improvement plans.

7.

Tenant shall not install any radio, television or other antenna„ cell or other communications equipment or other devices on the roof or exterior walls of the Premises except to the extent shown on approved Tenant Improvement plans. Tenant shall not interfere with radio, television or other communications from or in the Premises or elsewhere.

8.

Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Project outside of the Premises are prohibited, and Tenant shall cooperate to prevent such activities.

9.

Tenant shall store all its trash, garbage and Hazardous Material within its Premises or in designated receptacles outside of the Premises. Tenant shall not place in any such receptacle any material which cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Material disposal.

10.

The Premises shall not be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises, except that use by Tenant of Underwriter’s Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employees use shall be permitted, or equipment shown on approved Tenant Improvement plans, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

11.	Without the written consent of the Landlord, Tenant shall not use the name of the Project, if any, in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

12.	Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

13.	Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

14.

Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other Tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

15.	These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

16.

Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project, and for the preservation of good order therein, subject to prior notice to Tenant and Tenant’s consent, which will not be unreasonably withheld, conditioned or delayed. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

17.	Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

EXHIBIT H

SERVICES TO BE PROVIDED BY LANDLORD

Landlord shall maintain, repair, and replace the following systems and equipment, and shall provide the following services and utilities, in accordance with the standards referenced below or, if no such standards are referenced, then consistent with the standards of comparable buildings in San Diego, California; provided, however, (i) Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto, (ii) the cost of all such maintenance, repairs, replacements, services and utilities are subject to reimbursement by Tenant as Operating Expenses to the extent set forth in Article 7 of the Lease, and (iii) such maintenance, repairs, replacements, services and utilities are subject to any other applicable provisions of the Lease:

1.

Heating, ventilation, and air conditioning systems, including chillers, boilers, air handlers, ventilation and exhaust fans, cooling towers, filtration, controls and control components required to provide climate control to all usable areas of the building, with cooled and heated air appropriate to the seasons in the San Diego metropolitan area. Heating, ventilation and air conditioning services shall be provided twenty-four (24) hours per day each day of the year.

2.

Plumbing to include hot and cold water supply pipes, valves, and regulators, sanitary and waste piping, sump pumps and associated holding reservoirs. Drain cleaning shall be limited to normal maintenance and will not include cleaning required by excessive use or abuse of plumbing by Tenant.

3.	Emergency eyewashes and showers.

4.	Electrical supply circuits to include main switches, transformers and panels in mechanical spaces, local circuit breaker panels and associated wiring, cables, switches, and receptacles.

5.	Emergency back-up power generators to include peripherals as described in 4 (above), batteries, relays and other items necessary to supply unit power when utility company fails to do so.

6.	Light bulbs, ballasts, wiring and fixtures.

7.	Elevators, with service to be provided twenty-four (24) hours per day each day of the year.

8.	Steam boilers. Steam lines, valves, regulators and reheating units supplying and located within the building.

9.	Fire alarm system. Main panel in first floor lobby area, wiring and local smoke, particle and heat detectors and pull stations.

10.	Fire hoses, valves, etc., affixed permanently to building and sprinkler system.

11.	Fire extinguishers including annual checks and recharging as necessary.

12.	Doors, knobs and hinges.

13.	Floor tiles, carpeting and kick plates.

14.	Repair of windows and annual exterior window cleaning.

15.	Fume hoods, ducts, stacks, motors and fans.

16.	Vacuum pumps, lines and valves located within the building.

17.	Positive pressure air supply lines, compressors bleed valves, regulators, and air supply condensing units.

18.	Rest rooms. Toilets, urinals, showers and stalls, including rest room facilities and necessary lavatory supplies, and including hot and cold running water.

19.	Sinks.

20.	Gas lines, valves and regulators.

21.	Basic security services, including periodic perimeter checks of the Project, but excluding any internal readings or checks.

22.	Site landscaping, including maintaining the planting areas, walkways, ramps, gates, fences and parking areas.

23.	Trash pick-up, limited to designated trash area(s).

24.	Janitorial services in the Common Areas (Tenant is responsible for janitorial services in the Premises).

25.	Access to the Building will be provide twenty-four (24) hours per day each day of the year (except in the case of emergencies).

26.	Bulk mail and express pickup services at a central receiving area located on the lower level of the Building or such other floor as Landlord designates.

EXHIBIT I

SAN DIEGO SCIENCE CENTER

FITNESS CENTER WAIVER OF LIABILITY

SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (the “Owner”), the owner of the building (the “Building”) at 3030 Bunker Hill Street, San Diego, California, grants to employees of tenants of the Building the right to use and enjoy the fitness facilities and equipment located in the Building on the terms and conditions of this waiver (this “Waiver”) and otherwise in accordance with such other rules and regulations which Owner may from time to time adopt.

1. Assumption of Risk. The undersigned understands that fitness activities, especially strength and aerobic training, involve a potential risk for physical injury and related damages. The undersigned understands that Owner does not manufacture the fitness and other equipment used in the fitness center, but purchases and/or leases the equipment from third parties. The undersigned acknowledges that Owner will provide no supervision of his/her use of the fitness facilities and equipment and other fitness activities in the fitness center, and that he/she will be solely responsible for his/her safe and appropriate use of the facility and equipment. The undersigned therefore expressly agrees to assume the risk that he/she may suffer injury or damage as a result of his/her use of the fitness facilities and equipment, and agrees for himself/herself and on behalf of his/her personal representatives, successors and assigns, that the Owner (including its members, managers, officers, employees and agents) will not be liable for any damages nor injuries the undersigned may suffer in or about the fitness center.

2. Waiver of Liability. The undersigned further agrees to hold the Owner and its members, managers, officers, employees and agents harmless from any injuries or damages sustained by the undersigned or the property of the undersigned and to indemnify the Owner and its members, managers, officers, employees and agents from any claims, demands, actions, injuries, liabilities or damages whatsoever, including attorneys’ fees, which result, directly or indirectly, from the use of the fitness facilities and equipment by the undersigned. The undersigned agrees to release and discharge the Owner and its members, managers, officers, employees, and agents from all such claims, demands, actions, injuries, liabilities, and damages. The failure or refusal of the undersigned to inspect the fitness facilities and equipment constitutes a waiver of any objection, contention or claim that might have been based on such an inspection.

3. Loss, Theft, Damage. The undersigned agrees that neither the Owner nor its members, managers, officers, employees or agents are responsible or liable to the undersigned for articles damaged, lost or stolen in or about the fitness facilities. The undersigned agrees not to store any valuable items in lockers and to use the lockers solely for temporary clothing storage. The Owner and its members, managers, employees and agents are not bailees and are not responsible for protecting the valuables of the undersigned.

4. Physical Condition. The undersigned warrants that he/she is in good physical condition and to the best of his/her knowledge has no physical impairment which would prevent him/her from engaging in any physical conditioning available in the fitness center and that he/she has no condition which might be aggravated by the use of the fitness facilities or equipment. The undersigned acknowledges that a complete physical examination by a medical doctor prior to beginning any work out program or strenuous new activity is recommended.

5. No Guests. The undersigned acknowledges and agrees that guests, including family members, are not permitted in the fitness center and may not use the fitness facilities or equipment under any circumstances. Use of the fitness facilities and equipment is limited to employees of tenants of the Building.

6. Attire and Equipment. The undersigned agrees to wear proper attire when using the fitness facilities, and to wear a shirt and shoes in the fitness facilities and all common areas of the Building. Attire must conform to reasonable standards of decency and safety. Only equipment provided by Owner may be used in the fitness center.

7. Lockers. Lockers are available for day use only on a first come, first served basis. Locks, though recommended, are not provided by Owner.

8. Damages. The undersigned agrees to pay for any damages to the fitness facilities or equipment caused by the undersigned.

9. Severability. If any provision of this Waiver is ruled invalid or unenforceable as applied to any person or circumstance, all other provisions of this Waiver shall remain valid and enforceable as applied to all other persons and circumstances.

The undersigned acknowledges that he/she has read and understands the terms and conditions of this Waiver and agrees to be bound by such terms and conditions. The undersigned also agrees to read and comply with any other rules and regulations governing use of the fitness facilities and equipment which may be adopted or amended from time to time by the Owner and posted or otherwise made available in the fitness facility or to the undersigned.

Dated:

Sign:

Print Name:

Employer:

EXHIBIT J

APPROVED CONTRACTORS

Casework:	Doug Wessinger Wesinco P.O. Box 256 Irmo, SC 29063 803/749-0163 803/749-1703 (Facsimile)

Electrical:	Ron Wood Bergelectric 650 Opper Street Escondido, CA 92029 760/746-1003 760/741-0918 (Facsimile)

Mechanical/Plumbing:	Joe Mucher Encompass Mechanical Services 7655 Convoy Street San Diego, CA 92111 858/974-6500 858/941-6501 (Facsimile)

Phone/Data:	Rob Coulter River Networks 5845 Avenida Encinas, Suite 130 Carlsbad, CA 92008 760/535-4837 619/449-1609 (Facsimile)

Janitorial Service:	Linsey A. Miller Merchants Building Maintenance LLC 8380 Miramar Mall, Suite 125 San Diego, CA 92121 858/455-0163 858/455-0596 (Facsimile)

Environmental, Health & Safety Consulting:	Karl Kasai Karl Kasai Consulting 7204 Wisteria Way Carlsbad, CA 92009 760/402-7896 858/526-0722 (Facsimile)

SCHEDULE 1

LIST OF REMOVABLE PROPERTY PURSUANT TO SECTION 17.7

A.	Property Tenant is Required to Remove

B.	Property Tenant May Remove

FIFTEENTH AMENDMENT TO LEASE

THIS FIFTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 16th day of November, 2020 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015, that certain Twelfth Amendment to Lease dated as of July 20, 2015, that certain Thirteenth Amendment to Lease dated as of August 7, 2017, and that certain Fourteenth Amendment to Lease dated as of April 29, 2019 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Fifteenth Amendment Extension Term. The term of the Lease is hereby extended until, and the Term Expiration Date is hereby amended to mean, February 22, 2023. The period

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commencing on December 23, 2020 and ending on the new Term Expiration Date shall be referred to herein as the “Fifteenth Amendment Extension Term.”

3. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, during the Fifteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below and Tenant shall pay such Basic Annual Rent to Landlord in accordance with the terms, conditions and provisions of the Lease. For the avoidance of doubt, Tenant shall continue to pay Basic Annual Rent in accordance with the terms, conditions and provisions of the Existing Lease until the commencement of the Fifteenth Amendment Extension Term.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2020 – December 22, 2021	6,770	$2.62 monthly	$17,737.40
December 23, 2021 – December 22, 2022	6,770	$2.70 monthly	$18,279.00
December 23, 2022 – February 22, 2023	6,770	$2.78 monthly	$18,820.60

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2020 – December 22, 2021	110	$1.18 monthly	$129.80
December 23, 2021 – December 22, 2022	110	$1.22 monthly	$134.20
December 23, 2022 – February 22, 2023	110	$1.26 monthly	$138.60

4. Rent Credit. Effective as of the Execution Date, Landlord shall provide Tenant with a Rent credit in an amount equal to Twenty-Eight Thousand Two Hundred Fifty-Three and 10/100 Dollars ($28,253.10) (the “Rent Credit”).

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5. Security Deposit. Pursuant to that certain letter dated May 8, 2020, Landlord notified Tenant that Landlord would apply Tenant’s security deposit to pay a portion of then-outstanding Rent. Landlord did apply the full security deposit in accordance with such letter and Tenant has not replenished such security deposit. Therefore, on or before the Execution Date, Tenant shall deposit with Landlord Nineteen Thousand One Hundred Seventeen and 80/100 Dollars ($19,117.80), which sum shall be deemed the security deposit under the Lease and shall be subject to Article 9 of the Lease.

6. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fifteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Fifteenth Amendment Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

7. CASp. The Premises have not undergone inspection by a Certified Access Specialist (“CASp,” as defined in California Civil Code Section 55.52). Even if not required by California law, the Premises may be inspected by a CASp to determine whether the Premises comply with the ADA, and Landlord may not prohibit a CASp performing such an inspection. If Tenant requests that such an inspection take place, Landlord and Tenant shall agree on the time and manner of the inspection, as well as which party will pay the cost of the inspection and the cost to remedy any defects identified by the CASp. A Certified Access Specialist can inspect the Premises and determine whether the Premises comply with all of the applicable construction-related accessibility standards under State law. Although State law does not require a Certified Access Specialist inspection of the Premises, Landlord may not prohibit Tenant from obtaining a Certified Access Specialist inspection of the Premises for the occupancy or potential occupancy of Tenant, if requested by Tenant. Landlord and Tenant shall agree on the arrangements for the time and manner of the Certified Access Specialist inspection, the payment of the fee for the Certified Access Specialist inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Premises.

8. Additional Insureds. Notwithstanding anything to the contrary in the Existing Lease, the insurance policies that Tenant is required to maintain under the Lease (except for workers’ compensation insurance and employers’ liability insurance) shall name Landlord and BioMed Realty, L.P. and their respective officers, employees, directors, representatives, agents, general partners, members, subsidiaries, affiliates and lenders as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant.

9. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection

3

with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

10. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

11. Notices.

11.1 Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Accounting;

accounting@genelux.com

11.2 Landlord confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Landlord pursuant to the Lease should be sent to:

BMR-Bunker Hill LP

4570 Executive Drive, Suite 400

San Diego, California 92121

Attention: Legal Department.

12. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

13. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this Section shall in any way alter the provisions of the Lease restricting assignment or subletting.

14. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

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15. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

16. Counterparts; Facsimile, Electronic and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile, electronic or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	EVP, General Counsel & Secretary

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick
Name:	Thomas D. Zindrick
Title:	President & CEO

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FOURTEENTH AMENDMENT TO LEASE

THIS FOURTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 29th day of April, 2019, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015, that certain Twelfth Amendment to Lease dated as of July 20, 2015 and that certain Thirteenth Amendment to Lease dated as of August 7, 2017 (the “Thirteenth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Fourteenth Amendment Extension Term. The term of the Lease is hereby extended until, and the Term Expiration Date is hereby amended to mean, December 22, 2020.

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The period commencing December 23, 2019 and ending on the new Term Expiration Date shall be referred to herein as the “Fourteenth Amendment Extension Term.”

3. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, during the Fourteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below. For avoidance of doubt, Tenant shall continue to pay Basic Annual Rent in accordance with the terms, conditions and provisions of the Existing Lease until the commencement of the Fourteenth Amendment Extension Term.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2019 – December 22, 2020	6,770	$2.54 monthly	$17,195.80

Foot of Annual Rent Rentable Area

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2019 – December 22, 2020	110	$1.18 monthly	$129.80

4. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Fourteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s continued occupancy for the Fourteenth Amendment Extension Term or to pay for any improvements to the Premises, except as may be expressly provided in the Lease.

5. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

6. No Default. Tenant represents, warrants and covenants that, to the best ofTenant’s knowledge, Landlord and Tenant are not in default of any of their respective

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obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick.

8. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

11. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

12. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Marie Lewis
Name:	Marie Lewis
Title:	Vice President, Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick
Name:	Thomas D. Zindrick
Title:	President & CEO

THIRTEENTH AMENDMENT TO LEASE

THIS THIRTEENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 7th day of August, 2017 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012, that certain Eleventh Amendment to Lease dated as of June 15, 2015 and that certain Twelfth Amendment to Lease dated as of July 20, 2015 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to extend the term of the Lease only with respect to the Thirteenth Amendment Remaining Premises (as defined below);

C. WHEREAS, Landlord and Tenant desire to allow the term of the Lease only with respect to the Expiration Premises (as defined below) to expire in accordance with the terms and provisions of this Amendment and the Existing Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

BioMed Realty form dated 3/27/15

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2. Expiration Premises. The term of the Lease with respect to approximately one thousand six hundred fifteen (1,615) square feet of Rentable Area located on the third floor of the Building (as more particularly described on Exhibit A attached hereto, the “Expiration Premises”) is not extended and shall continue to expire on the Term Expiration Date (as defined prior to this Amendment). For the avoidance of doubt, the Term Expiration Date with respect to the Expiration Premises only is December 22, 2017 and is referred to herein as the “Expiration Premises Term Expiration Date”. Effective as of the Expiration Premises Term Expiration Date, the Lease with respect to the Expiration Premises only shall terminate and shall thereafter be of no further force or effect with respect to the Expiration Premises, except for those terms, conditions and provisions that, by their express terms, survive the expiration or earlier termination of the Lease.

2.1 Tenant shall surrender the Expiration Premises to Landlord on or before the Expiration Premises Term Expiration Date in accordance with all of the terms, conditions and provisions of the Lease (including, without limitation, Article 39 of the Lease).

2.2 If Tenant fails to surrender any portion of the Expiration Premises in accordance with all of the terms, conditions and provisions of the Lease on or before the Expiration Premises Term Expiration Date, then the holdover provisions of Section 12.2 of the Lease shall apply to the Expiration Premises until the actual date that Tenant surrenders the entire Expiration Premises to Landlord in accordance with all of the terms, conditions and provisions of the Lease. This Section shall survive the expiration or termination of the Lease with respect to the Expiration Premises.

2.3 From and after December 23, 2017 (the “Extension Term Commencement Date”), the term “Premises” as used in the Lease shall mean only the Thirteenth Amendment Remaining Premises (as defined below).

3. Extension of Term. The term of the Lease with respect to (a) approximately six thousand seven hundred seventy (6,770) square feet of Rentable Area located on the third floor of the Building (as more particularly described on Exhibit B attached hereto, the “Thirteenth Amendment Third Floor Remaining Premises”), plus (b) one hundred ten (110) square feet of Rentable Area known as Cage 4 and located on the first floor of the Building (the “First Floor Remaining Premises”) (the Thirteenth Amendment Third Floor Remaining Premises and the First Floor Remaining Premises, collectively, the “Thirteenth Amendment Remaining Premises”) is hereby extended until, and the Term Expiration Date with respect to the Thirteenth Amendment Remaining Premises is hereby amended to mean, December 22, 2019. The period commencing on the Extension Term Commencement Date and ending on the new Term Expiration Date (with respect to the Thirteenth Amendment Remaining Premises) shall be referred to herein as the “Thirteenth Amendment Extension Term.”

4. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Thirteenth Amendment Remaining Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Thirteenth Amendment Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Thirteenth Amendment Remaining Premises for Tenant’s continued occupancy for the Thirteenth Amendment Extension Term or to

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pay for any improvements to the Premises, except as may be expressly provided in Article 7 of this Amendment.

5. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Thirteenth Amendment Extension Term, Basic Annual Rent for the Premises shall be as set forth in the charts below and Tenant shall pay such Basic Annual Rent for the Premises in accordance with the terms and provisions of the Lease.

Thirteenth Amendment Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2017 – December 22, 2018	6,770	$2.35 monthly	$15,909.50
December 23, 2018 – December 22, 2019	6,770	$2.42 monthly	$16,383.40

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Rent
December 23, 2017 – December 22, 2018	110	$1.09 monthly	$119.90
December 23, 2018 – December 22, 2019	110	$1.12 monthly	$123.20

6. Tenant’s Pro Rata Share. In addition to Basic Annual Rent, Tenant shall continue to pay Tenant’s Pro Rata Share of Operating Expenses and all other Additional Rent (in accordance with the terms and provisions of the Lease) during the Thirteenth Amendment Extension Term; provided, however, that notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 6.43%.

7. Landlord Work. Upon Landlord’s receipt of the Desired Commencement Notice (as defined below), Landlord (a) shall, at Landlord’s sole cost and expense, cause the performance of the work that is applicable to the Thirteenth Amendment Third Floor Remaining Premises described on Exhibit C attached hereto (including the relocation of the ice machine described therein) (collectively, the “Thirteenth Amendment Third Floor Remaining Premises Landlord Work”) to be commenced, subject to the terms, conditions and provisions of this Article and (b) may (but shall not be obligated to), at Landlord’s sole cost and expense, cause the work that is

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applicable to the Expiration Premises described on Exhibit C attached hereto (such work, as may be modified in the sole discretion of Landlord, the “Expiration Premises Landlord Work”) to be performed, subject to the terms, conditions and provisions of this Article. The Thirteenth Amendment Third Floor Remaining Premises Landlord Work and the Expiration Premises Landlord Work are collectively referred to herein as the “Landlord Work.”

7.1 Landlord shall use commercially reasonable efforts to Substantially Complete (as defined below) the Thirteenth Amendment Third Floor Remaining Premises Landlord Work no later than the date (the “Estimated Substantial Completion Date”) that is six (6) weeks after the date that Tenant provides written notice to Landlord that Tenant desires Landlord to commence the Thirteenth Amendment Third Floor Remaining Premises Landlord Work (such notice, the “Desired Commencement Notice”). Tenant agrees that in the event the Thirteenth Amendment Third Floor Remaining Premises Landlord Work is not Substantially Complete on or before the Estimated Substantial Completion Date for any reason, then (m) this Amendment shall not be void or voidable, (n) Tenant shall not be entitled to any Rent abatement under the Lease and (o) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. The term “Substantially Complete” or “Substantial Completion” means that the Thirteenth Amendment Third Floor Remaining Premises Landlord Work is substantially complete in accordance with the applicable portions of Exhibit C, except for minor punch list items. Notwithstanding anything in this Amendment to the contrary, Landlord’s obligation to timely achieve Substantial Completion of the Thirteenth Amendment Third Floor Remaining Premises Landlord Work shall be subject to extension on a day-for-day basis as a result of (y) Force Majeure and/or (z) any delay arising out of or in any way connected with (i) Tenant’s breach of its obligations under the Lease (including this Amendment) and/or (ii) any action or inaction by Tenant. Notwithstanding anything to the contrary, in the event Tenant does not provide Landlord with the Desired Commencement Notice on or before December 22, 2017 (with time being of the essence), then Landlord shall no longer have any obligation to perform the Thirteenth Amendment Third Floor Remaining Premises Landlord Work and such obligation as set forth under this Amendment shall be null and void and of no further force or effect.

7.2 Tenant acknowledges that Landlord will be constructing and/or performing the Landlord Work (or portions thereof) in the Premises during Tenant’s occupancy of the Premises for the Permitted Use. Tenant shall permit Landlord to enter the Premises at all times (including during business hours) to construct and/or perform the Landlord Work, and Tenant shall otherwise reasonably cooperate with Landlord throughout the construction process to enable Landlord to complete the Landlord Work in a timely and efficient manner. In no event shall Landlord’s construction or performance of the Landlord Work (including construction or performance in the Premises) (a) cause Rent to abate under the Lease, (b) give rise to any claim by Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.

7.3 Tenant shall, from time to time within forty-eight (48) hours of Landlord’s request, move Tenant’s furniture, equipment and other personal property (collectively, “Tenant’s Property”) to enable Landlord to complete the Landlord Work. Tenant acknowledges and agrees that Tenant (not Landlord), at Tenant’s sole cost and expense, shall be solely responsible for moving (and protecting) Tenant’s Property during Landlord’s construction of the Landlord Work

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(in accordance with the foregoing grammatical sentence) and for moving Tenant’s Property back to its desired location following Landlord’s completion of the Landlord Work.

7.4 In the event that Tenant fails to comply with any of its obligations under this Article and such failure causes Landlord to incur additional costs with respect to the Landlord Work, Tenant shall pay to Landlord as Additional Rent the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick.

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given

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any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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Confidential

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. Vice President, Sr. Counsel

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

Confidential

EXHIBIT A

EXPIRATION PREMISES

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EXHIBIT B

THIRTEENTH AMENDMENT REMAINING PREMISES

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EXHIBIT C

LANDLORD WORK

[See attached]

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OPTION FOR FRAMED OPENING
READING ROOM 3001
HALLWAY 3003
TC LAB 3004
STAIR NO.1
3032
3007
3034 TISSUE CULTURE
OFFICE 3037
LAB 3040
LAB SUPPORT 3039
ELEV NO.1
TELE-PHONE 3018
CORRIDOR 3019
CORRIDOR 3019A
3020 BIOLOGY
JANITOR 3017A
CORRIDOR 3017
STAIR NO.2
OPEN OFFICE 3010
3002 OFFICE
3011C OFFICE
3011B OFFICE
3015 MENS
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GENERAL NOTES

1. EXISTING CONDITIONS OUTSIDE SCOPE OF WORK TO BE VERIFIED.
2. ALL GREYED OUT ITEMS ARE EXISTING TO REMAIN.
3. ALL BLACK, BOLD ITEMS NEW.
4. ALL DASHED ITEMS TO BE REMOVED.
5. ALL REPLACED FINISHES TO MATCH EXISTING.

(#) SHEET NOTES

1. REMOVE WALL & PATCH WALLS, FLOOR & CEILINGS TO MATCH EXISTING.
2. DEMO ALL ELECTRICAL, BACK TO PANEL, & UPDATE PANEL SCHEDULES.
3. DEMO AND CAP ALL MECHANICAL BACK TO MAINS.
4. MODIFY EXISTING FIRE SPRINKLER AND FIRE ALARM COMPONENTS AS REQUIRED DUE TO ASSOCIATED DEMO AND NEW CONSTRUCTION.
5. 3 5/8" 20 GA METAL STUDS W/ 5/8" GYP. BD., TYPE "X", BOTH SIDES FULL HEIGHT, TO UNDERSIDE OF DECK.
6. 3 5/8" 20 GA METAL STUDS W/ 5/8" GYP. BD., TYPE "X", BOTH SIDES TO 6" ABOVE COUNTERTOP W/ GYP. BD. ON EXPOSED, FINISHED SIDES ONLY.
7. NEW 3'-0" DOOR W/ 1/2 LITE TO MATCH EXISTING.
8. NEW 18" WIDE SIDELIGHT AT EXISTING DOOR.
9. DEMO & REMOVE COLD ROOM. PATCH ALL WALLS & REPLACE ALL CEILINGS & FLOORS TO MATCH EXISTING.
10. DEMO & REMOVE CASEWORK & ASSOCIATED MECHANICAL AND ELECTRICAL SCOPE.
11. REWORK LIGHTING FOR NEW SWITCH LOCATION AT NEW ENTRY DOOR.
12. REPLACE EXISTING INSTANT HOT-WATER HEATER.
13. RELOCATE EXISTING ICE MACHINE TO NEW LOCATION, TBC BY TENANT.

DISCIPLINE NOTES

MECHANICAL
1. CONTRACTOR TO SURVEY MECHANICAL EQUIPMENT & SYSTEMS. CONTRACTOR TO ESTIMATE ALL REQUIRED SYSTEM MODIFICATIONS FOR FULLY OPERATIONAL HVAC SYSTEM INCLUDING SEPARATION OF HVAC SYSTEM AT NEW DEMISING LINE AT COLUMN LINE "d"
2. ALL LAB SPACES TO HAVE SINGLE PASS AIR 100% EXHAUSTED TO THE EXTERIOR WITH 10 AIR CHANGES PER HOUR, NO HUMIDITY REQUIREMENTS. NO REDUNDANCY REQUIREMENTS.
3. NO CHANGES ARE ANTICIPATED TO THE HVAC COMPONENTS SERVING THE EXISTING OFFICE SPACE - CONTRACTOR TO VERIFY OTHER HVAC REQUIREMENTS AND DETERMINE IF CHANGES ARE NECESSARY.
4. ALL WORK SHALL BE CLOSELY COORDINATED WITH THE TENANT AND GENERAL CONTRACTOR TO MINIMIZE DISRUPTION OF OPERATIONS.

PLUMBING & PIPING
1. DEMO ANY LAB SERVICES AT DEMOLISHED WALLS AND CASEWORK BACK TO SERVICE MAINS.
2. DEMO AND REMOVE ALL ASSOCIATED COLD ROOM PIPING, COMPRESSORS, ETC. FOR COMPLETE UNIT REMOVAL.
3. REMOVE ANY PENETRATIONS THROUGH ROOF AND PATCH ROOFING.

POWER
1. PROVIDE & INSTALL 120V OUTLETS (BOTH NORMAL & E-POWER) AS SHOWN AT REMOVED LAB BENCHES FOR NEW LAB EQUIPMENT.

LIGHTING
1. ALL EXISTING LIGHTING TO REMAIN - MODIFY FIXTURE LOCATIONS AS REQUIRED TO ACCOMMODATE NEW CONSTRUCTION.
2. PROVIDE NEW FIXTURES TO MATCH EXISTING BUILDING STANDARD AT REMOVED COLD ROOM.

FINISHES
1. ALL NEW AND/OR REPAIRED FINISHES INCLUDING BUT NOT LIMITED TO: FLOORING & BASE, CEILING SYSTEMS, PAINT & OTHER WALL FINISHES, CASEWORK (LAB AND ARCHITECTURAL), AND DOORS & DOOR FRAMES & DOOR HARDWARE SHALL MATCH EXISTING BUILDING STANDARDS
2. PATCH AND REPAIR ALL EXPOSED FINISH ITEMS AT AREAS OF PROPOSED IMPROVEMENTS WHERE DEMOLITION OCCURS, AT AREAS DAMAGED DUE TO CONSTRUCTION, AND/OR AT NEW ELEMENTS CONSTRUCTED. CREATE A SEAMLESS INTERFACE BETWEEN NEW AND EXISTING CONSTRUCTION.

TRUE NORTH
NORTH

BUNKER HILL THIRD LEVEL - GENELUX PRICING PLAN

3/32" = 1'-0"

05-22-2017
Rev. 2

BioMed Realty

Confidential

TWELFTH AMENDMENT TO LEASE

THIS TWELFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 20th day of July, 2015, by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002, as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010, that certain Tenth Amendment to Lease dated as of February 8, 2012 and that certain Eleventh Amendment to Lease dated as of June 15, 2015 (the “Eleventh Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, the Eleventh Amendment mistakenly omitted certain space from the Remaining Premises (as defined in the Eleventh Amendment) and Landlord and Tenant desire to modify certain terms and conditions of the Eleventh Amendment to correct such omission; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Recital B. Effective as of the Execution Date of the Eleventh Amendment, Recital B of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“WHEREAS, Landlord and Tenant desire to modify the Existing Premises by deleting from the Existing Premises approximately three thousand six hundred twenty (3,620) square feet

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of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit A, the “Surrender Premises”), such that the remaining “Premises” under the Lease shall mean (a) approximately eight thousand three hundred eighty-five (8,385) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit B, the “Third Floor Remaining Premises”), plus (b) one hundred ten (110) square feet of Rentable Area known as Cage 4 and located on the first floor of the Building (the “First Floor Remaining Premises”) (the Third Floor Remaining Premises and the First Floor Remaining Premises, collectively, the “Remaining Premises”); and”

3. Exhibits. Effective as of the Execution Date of the Eleventh Amendment, Exhibit B of the Eleventh Amendment is hereby deleted in its entirety and replaced with the Exhibit B attached to this Amendment.

4. Basic Annual Rent. Effective as of the Execution Date of the Eleventh Amendment, Section 4 of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Extension Term, Basic Annual Rent for the Premises shall be as set forth in the chart below.

Third Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1— Month 12	8,385	$2.15 monthly	$18,027.75
Month 13 — Month 24	8,385	$2.21 monthly	$18,530.85
Month 25 — Month 30	8,385	$2.28 monthly	$19,117.80

First Floor Remaining Premises

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1— Month 12	110	$1.00 monthly	$110.00
Month 13 — Month 24	110	$1.03 monthly	$113.30
Month 25 — Month 30	110	$1.06 monthly	$116.60

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5. Tenant’s Pro Rata Share. Effective as of the Execution Date of the Eleventh Amendment, Section 5 of the Eleventh Amendment is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 8.06%.”

6. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.

7. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

8. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

9. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

10. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

11. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

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12. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

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EXHIBIT B

REMAINING PREMISES

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ELEVENTH AMENDMENT TO LEASE

THIS ELEVENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 15th day of June, 2015 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of August 20, 2002 (the “Original Lease”), as amended by that certain Addendum to Lease dated as of August 20, 2002, that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010 and that certain Tenth Amendment to Lease dated as of February 8, 2012 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Existing Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to modify the Existing Premises by deleting from the Existing Premises approximately three thousand seven hundred thirty (3,730) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit A, the “Surrender Premises”), such that the remaining “Premises” under the Lease shall mean approximately eight thousand three hundred eighty-five (8,385) square feet of Rentable Area located on the third floor of the Building (as more particularly described on attached Exhibit B, the “Remaining Premises”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

BioMed Realty form dated 3/27/15

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2. Surrender Premises. Effective as of the date that is five (5) business days after the Execution Date (such date, the “Surrender Premises Expiration Date”), the Lease with respect to the Surrender Premises shall terminate and shall thereafter be of no further force or effect with respect to the Surrender Premises, except for those terms, conditions and provisions that, by their express terms, survive the expiration or earlier termination of the Lease.

2.1 Tenant shall surrender the Surrender Premises to Landlord on or before the Surrender Premises Expiration Date in accordance with all of the terms, conditions and provisions of the Lease (including, without limitation, Article 39 of the Original Lease).

2.2 If Tenant fails to surrender any portion of the Surrender Premises in accordance with all of the terms, conditions and provisions of the Lease on or before the Surrender Premises Expiration Date, then the holdover provisions of Section 12.2 of the Original Lease shall apply to the Surrender Premises until the actual date that Tenant surrenders the entire Surrender Premises to Landlord in accordance with all of the terms, conditions and provisions of the Lease.

2.3 From and after the day immediately following the Surrender Premises Expiration Date (such date, the “Extension Term Commencement Date”), the term “Premises” as used in the Lease shall mean the Remaining Premises.

3. Extension of Term. The term of the Lease with respect to the Remaining Premises is hereby extended until, and the Term Expiration Date with respect to the Remaining Premises is hereby amended to mean, the date that is thirty (30) months after the Extension Term Commencement Date. The period commending on the Extension Term Commencement Date and ending on the Term Expiration Date shall be referred to herein as the “Extension Term.” Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Remaining Premises and, notwithstanding anything to the contrary in the Lease, agrees to take the same in its condition “as is” as of the Extension Term Commencement Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Remaining Premises for Tenant’s continued occupancy or to pay for any improvements to the Remaining Premises, except with respect to the Landlord Work.

4. Basic Annual Rent. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date and continuing throughout the Extension Term, Basic Annual Rent for the Premises shall be as set forth in the chart below.

Dates	Square Feet of Rentable Area	Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Rentable Area
Month 1 — Month 12	8,385	$2.15 monthly	$18,027.75
Month 13 — Month 24	8,385	$2.21 monthly	$18,530.85
Month 25 — Month 30	8,385	$2.28 monthly	$19,117.80

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5. Tenant’s Pro Rata Share. Notwithstanding anything to the contrary in the Lease, commencing on the Extension Term Commencement Date, Tenant’s Pro Rata Share shall equal 7.96%.

6. Landlord Work. Promptly following the Surrender Premises Expiration Date, Landlord shall, at Landlord’s sole cost and expense, cause the work described on Exhibit C attached hereto (the “Landlord Work”) to be completed in the Premises subject to the terms, conditions and provisions of this Article.

6.1 Tenant acknowledges that Landlord will be constructing the Landlord Work in the Premises during Tenant’s occupancy of the Premises for the Permitted Use. Tenant shall permit Landlord to enter the Premises at all times (including during business hours) to construct the Landlord Work, and Tenant shall otherwise reasonably cooperate with Landlord throughout the construction process to enable Landlord to complete the Landlord Work in a timely and efficient manner. In no event shall Landlord’s construction of the Landlord Work in the Premises (a) cause Rent to abate under the Lease, (b) give rise to any claim by Tenant for damages or (c) constitute a forcible or unlawful entry, a detainer or an eviction of Tenant.

6.2 Tenant shall, from time to time within forty-eight (48) hours of Landlord’s request, move Tenant’s furniture, equipment and other personal property (collectively, “Tenant’s Property”) out of the Premises to enable Landlord to complete the Landlord Work. Tenant acknowledges and agrees that Tenant (not Landlord), at Tenant’s sole cost and expense, shall be solely responsible for moving Tenant’s Property out of the Premises during Landlord’s construction of the Landlord Work (in accordance with the foregoing grammatical sentence) and for moving Tenant’s Property back into the Premises following Landlord’s completion of the Landlord Work.

6.3 In the event that Tenant fails to comply with any of its obligations under this Article and such failure causes Landlord to incur additional costs with respect to the Landlord Work, Tenant shall pay to Landlord as Additional Rent the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord.

7. Security Deposit. On or before the Execution Date, Tenant shall deposit with Landlord an amount equal to Four Thousand Five Hundred Fifty and 10/100 Dollars ($4,550.10) as an increase to the required security deposit under the Lease (such amount, the “Increased Security Deposit Amount”). From and after the Execution Date, the required security deposit under the Lease shall be increased by the Increased Security Deposit Amount.

8. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Hughes Marino, Inc. (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless Landlord and Landlord’s Agents for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

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9. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

10. Notices. Notwithstanding anything in the Lease to the contrary, any notice, consent, demand, invoice, statement or other communication required or permitted to be given under the Lease shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) facsimile or email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in (a) or (b). Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with subsection (a); (y) one business (1) day after deposit with a reputable international overnight delivery service, if given if given in accordance with subsection (b); or (z) upon transmission, if given in accordance with subsection (c). Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Genelux Corporation

3030 Bunker Hill Street, Suite 310

San Diego, California 92109

Attention: Thomas Zindrick

11. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

12. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

13. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

14. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability

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companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

15. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	Sr. VP, Real Estate Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Thomas D. Zindrick

Name:	Thomas D. Zindrick
Title:	President/CEO

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EXHIBIT A

SURRENDER PREMISES

A-1

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EXHIBIT B

REMAINING PREMISES

B-1

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EXHIBIT C

LANDLORD’S WORK

[See attached]

C-1

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C-2

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Landlord’s Additional Work

In addition to work provided in Exhibit C, Landlord agrees to provide the additional work at the Premises as follows:

1. Replace the carpet in the existing office Replace the carpet in the existing office areas of the Premises with Project standard grade carpet; and

2. Paint the existing office areas of the Premises with Project standard grade paint. Touch up paint shall be performed in the lab areas.

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TENTH AMENDMENT TO LEASE

THIS TENTH AMENDMENT TO LEASE (this “Tenth Amendment”) is entered into as of this 8th day of February 2012 (the “Execution Date”), by and between BMR-BUNKER HILL LP, a Delaware limited partnership (“Landlord,” formerly known as BMR-3030 Bunker Hill Street LLC, as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009, that certain Eighth Amendment to Lease dated as of March 4, 2010, that certain Ninth Amendment to Lease dated as of September 10, 2010 (collectively, and as the same may have been otherwise amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”); and

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Tenth Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Tenth Amendment, is referred to herein as the “Amended Lease.”

2. Additional Premises. As of the Execution Date, Landlord hereby leases to Tenant approximately one hundred ten (110) square feet of additional Rentable Area located on the first (1s) floor of the Building and commonly known as Cage 4, as depicted on Exhibit A attached hereto (the “Additional Premises”). From and after the Execution Date, the term “Premises,” as used in the Lease, shall mean the Original Premises plus the Additional Premises for a total of twelve thousand one hundred fifteen (12,115) square feet of Rentable Area.

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3. Additional Premises Term. The term of the Lease that pertains to the Additional Premises shall commence on the Execution Date and expire on the Term Expiration Date (as defined in Section 5), subject to earlier termination in accordance with the Amended Lease.

4. Use of Additional Premises. Notwithstanding anything to contrary in the Amended Lease, the Permitted Use of the Additional Premises shall be for storage only, in accordance with Sections 10.1(i), 10.1(ii) and 10.1(iii) of the Lease.

5. Term Extension. The term of the Lease that pertains to the Original Premises is hereby extended for thirty-six (36) months (the “Extension Term”). The “Term Expiration Date” is hereby changed to mean March 14, 2015.

6. Additional Premises Rent Abatement. From the Execution Date through March 14, 2012, Tenant shall not be obligated to pay Basic Annual Rent on the Additional Premises; provided, however, that Tenant shall be responsible for all Additional Rent during such time period.

7. Rental Rate/Annual Adjustments. Notwithstanding anything in the Lease to the contrary, commencing on the first day of the Extension Term, the Basic Annual Rent for the Premises shall be as set forth in the chart below:

Dates	Square Feet of Rentable Area	Monthly Basic Annual Rent per Square Foot of Rentable Area	Monthly Basic Annual Area	Basic Annual Area
March 15, 2012 — March 14, 2013	12,115	$2.11	$25,562.65	$306,751.80
March 15, 2013 — March 14, 2014	12,115	$2.23	$27,016.45	$324,197.40
March 15, 2014 — March 14, 2015	12,115	$2.35	$28,470.25	$341,643.00

8. Tenant’s Pro Rata Share. From and after the Execution Date, Tenant’s Pro Rata Share shall equal eleven and 49/100 percent (11.49%).

9. Landlord Work. Landlord, at Landlord’s sole cost, shall remove the corridor entry door into the hall from the lobby of the Original Premises and install a door with a window in its place.

10. Condition of Original Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Original Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first

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day of the Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Original Premises, except as may be expressly provided in the Amended Lease.

11. Condition of Additional Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Additional Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Execution Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy or to pay for any improvements to the Additional Premises.

12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Tenth Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

14. Effect of Tenth Amendment. Except as modified by this Tenth Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Tenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Tenth Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Tenth Amendment.

15. Miscellaneous. This Tenth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Tenth Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

16. Counterparts. This Tenth Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Tenth Amendment.

LANDLORD:

BMR-BUNKER HILL LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:	Pres. and CEO

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EXHIBIT A

ADDITIONAL PREMISES

[See attached]

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GLASS WASH
1033
AREA #9
AREA #10
AREA #4
AREA #3
AREA #2
AREA #1
AREA #5
WOMEN'S
1031
SHIPPING/RECEIVING
1032
AREA #6
MEN'S
1030
AREA #8
AREA #7
OFFICE
1027
STORE
1028
OFFICE
1029

Hashed Area represents
Additional Premises

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NINTH AMENDMENT TO LEASE

THIS NINTH AMENDMENT TO LEASE (this “Ninth Amendment”) is entered into as of this 10th day of September, 2010 (the ““Effective Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, that certain Seventh Amendment to Lease dated as of October 30, 2009 (the “Seventh Amendment”), and that certain Eighth Amendment to Lease dated as of March 4, 2010 (collectively, as amended by this Ninth Amendment and as the same may have been otherwise amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”); and

B. WHEREAS, Tenant desires to exercise its right of first refusal granted in the Seventh Amendment and to lease ROFR Premises from Landlord; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Ninth Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Right of First Refusal. Pursuant to the terms of this Ninth Amendment, Tenant hereby exercises its ROFR (as defined in Section 10 of the Seventh Amendment) for the ROFR Premises (as defined below).

3. ROFR Premises. As of the ROFR Premises Term Commencement Date (as defined in Section 7 below), Landlord hereby leases to Tenant approximately six hundred thirty-four (634) rentable square feet of additional premises known as Suites 315 B and C of the Building, as shown on Exhibit A attached hereto (the “ROFR Premises”). From and after the ROFR Premises Term

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Commencement Date, the term “Premises,” as used in the Lease, shall mean the Original Premises plus the ROFR Premises for a total of twelve thousand five (12,005) rentable square feet of space.

4. Tenant’s Pro Rata Share: From and after the ROFR Premises Term Commencement Date, Tenant’s Pro Rata Share shall equal eleven and 39/100 percent (11.39%).

5. Basic Annual Rent: Notwithstanding anything to the contrary, the Basic Annual Rent for the entire Premises shall be (a) Two and 15/100 Dollars ($2.15) per rentable square foot, per month commencing on the ROFR Premises Term Commencement Date and continuing through January 14, 2011 and (b) Two and 35/100 Dollars ($2.35) per rentable square foot, per month commencing January 15, 2011 and continuing through March 14, 2012.

6. ROFR Premises Term: The term of the Lease pertaining to the ROFR Premises (the “ROFR Premises Term”) shall commence upon the ROFR Premises Term Commencement Date and shall expire on March 14, 2012.

7. ROFR Premises Term Commencement Date.

7.1 Landlord shall tender possession of the ROFR Premises to Tenant on a “turnkey” basis pursuant to the plans described in Exhibit B attached hereto (the “Landlord’s Work”) Completed (as defined below). The term “Completed” or “Completion” means that the Landlord’s Work is substantially complete and suitable for occupancy by Tenant in accordance with the specifications set forth in Exhibit B, except for minor punch list items.

7.2 The “ROFR Premises Term Commencement Date” shall be the earlier of (i) the day Landlord tenders possession of the ROFR Premises to Tenant with all Landlord’s Work Complete and (ii) October 15, 2010. Tenant shall execute and deliver to Landlord written acknowledgment of the actual ROFR Premises Term Commencement Date within ten (10) days after Tenant takes occupancy of the ROFR Premises, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the ROFR Premises Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the ROFR Premises required for the use permitted under the Lease by Tenant shall not serve to extend the ROFR Premises Term Commencement Date.

8. Condition of ROFR Premises: Tenant acknowledges that (a) it is fully familiar with the condition of the ROFR Premises and, notwithstanding anything in the Lease to the contrary, agrees to take the same in its condition “as is” as of the ROFR Premises Term Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the ROFR Premises for Tenant’s continued occupancy or to pay for any improvements to the ROFR Premises, except as may be expressly provided in Section 7 above.

9. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Ninth Amendment, other than Irving Hughes Group (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing

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commission in connection with the making of this Ninth Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

10. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

11. Effect of Amendment. Except as modified by this Ninth Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Ninth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Ninth Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Ninth Amendment.

12. Miscellaneous. This Ninth Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Ninth Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

13. Counterparts. This Ninth Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Ninth Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP, a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Loren Tarmo

Name:	Loren Tarmo
Title:	Controller

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EXHIBIT A

ROFR PREMISES

NORTH
BMR - 3030 BUNKER HILL STREET
SCALE: 1" = 30'
0
30
120 FT
THIRD FLOOR PLAN
28 January 2009

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A-1

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EXHIBIT B

LANDLORD’S WORK

1.	Deactivate door handles and locks (two (2) locksets) on doors leading from the common corridor into the Premises (two (2) doors total).

2.	Create two (2) new wrapped wall openings with header below ceiling level.

3.	Construct a privacy wall (with glazing and frame, modified if necessary) and install an office door from existing Landlord inventory to create a private office to match the existing adjacent office.

4.	Relocate the existing HVAC supply and return air registers as needed.

5.	Reconstruct ceiling grid and replace ceiling tiles.

6.	Replace carpet and base in the Premises to match existing adjacent carpet and base.

7.	Remove and replace existing window tinting on the exterior windows.

8.	Relocate light switches, supply new switches and electrical outlets (as needed) (includes new “ring and string” for new phone). The data locations will be identified by Tenant.

9.	Paint the interior of the Premises.

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EIGHTH AMENDMENT TO LEASE

THIS EIGHTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this _4th day of March, 2010, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, that certain Sixth Amendment to Lease dated as of September 17, 2008, and that certain Seventh Amendment to Lease dated as of October 30, 2009 (collectively, as amended by this Amendment, and as the same may have been otherwise amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 3030 Bunker Hill Street, San Diego, California (the “Building”); and

B. WHEREAS, Landlord and Tenant desire to extend the Original Premises Surrender Date as set forth in Article 8 of the Seventh Amendment to Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Original Premises Surrender Date. Notwithstanding anything in the Lease, or this Amendment to the contrary, the parties hereto agree that the Original Premises Surrender Date shall be March 1, 2010. The period from February 16, 2009 until March 1, 2009 shall be the “Extended Surrender Term”. All of Tenant’s obligations to vacate and surrender the Original Premises by such Original Premises Surrender Date, in the condition set forth in Article 8 of the Seventh Amendment to Lease, shall remain in full force and effect.

3. Additional Rent. Notwithstanding anything in the Seventh Amendment to Lease to the contrary, the parties hereto agree that during the Extended Surrender Term, Tenant shall pay to Landlord all Additional Rent owed with respect to the Original Premises as set forth in Section 5.2 of the Lease.

BMR form dated 8/21/09

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4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

7. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

8. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Kevin M. Simonsen

Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:

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SEVENTH AMENDMENT TO LEASE

THIS SEVENTH AMENDMENT TO LEASE (this “Seventh Amendment”) is entered into as of this 30th day of October, 2009 (“Execution Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”, as successor-in-interest to San Diego Science Center LLC (“Original Landlord”)), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, and that certain Sixth Amendment to Lease dated as of September 17, 2008 (collectively, as amended by this Seventh Amendment, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Tenant desires to lease additional premises from Landlord;

C. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

I. Definitions. For purposes of this Seventh Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Additional Premises. As of the Additional Premises Term Commencement Date (as defined in Section 7 below), Landlord hereby leases to Tenant approximately eleven thousand three hundred seventy-one (11,371) rentable square feet of additional premises located on the third floor of the Building, as depicted on Exhibit A attached hereto (the “Additional Premises”). From and after the Additional Premises Term Commencement Date through the Original Premises Surrender Date (as defined in Section 8 below ), the term “Premises,” as used in the Lease, shall mean the Original Premises plus the Additional Premises, and following the Original Premises Surrender Date shall mean only the Additional Premises, provided that at no time will Tenant owe Basic Annual Rent and/or Additional Rent on the Original Premises from and after the Additional Premises Term Commencement Date.

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3. Tenant’s Pro Rata Share. From and after the Additional Premises Term Commencement Date, Tenant’s Pro Rata Share shall equal ten and 79/100 percent (10.79%).

4. Basic Annual Rent. The rate of Basic Annual Rent for the Additional Premises during the Additional Premises Extension Term (as defined in Section 6 below) shall equal (i) One and 5/100 Dollars ($1.05) per rentable square foot per month for the four (4)-month period commencing on the Additional Premises Term Commencement Date and ending on the day prior to the first day of the fifth month of the Additional Premises Extension Term, (ii) Two and 10/100 Dollars ($2.10) per rentable square foot per month for the eight (8)-month period commencing on the first day of the fifth month in the Additional Premises Extension Term and ending on the day prior to the first annual anniversary of the Additional Premises Term Commencement Date and (iii) Two and 30/100 Dollars ($2.30) per rentable square foot per month for the fourteen (14)-month period commencing on the first annual anniversary of the Additional Premises Term Commencement Date through the Additional Premises Term Expiration Date (as defined in Section 6 below). Such Basic Annual Rent for the Additional Premises shall be paid in equal monthly installments each in advance on the first day of each and every calendar month during the Additional Premises Extension Term.

5. Term Extension for Original Premises. The term of the Lease pertaining to the Original Premises is hereby extended from the Term Expiration Date (September 14, 2009) through the Original Premises Surrender Date. Notwithstanding anything to the contrary in the Lease, the Basic Annual Rent for the Original Premises shall remain Two and 46/100 Dollars ($2.46) per rentable square foot, per month from the Term Expiration Date through the Additional Premises Term Commencement Date and Tenant’s Pro Rata Share shall remain four and 7/100 percent (4.7%) from the Term Expiration Date through the Additional Premises Term Commencement Date. From and after the Additional Premises Term Commencement Date through the Original Premises Surrender Date, all the terms and conditions of the Lease shall continue to apply to the Original Premises other than the payment of Basic Annual Rent and/or Additional Rent for the Original Premises.

6. Term Extension for Additional Premises. The term of the Lease pertaining to the Additional Premises is hereby extended for twenty-six (26) months from the Additional Premises Term Commencement Date. The date on which such twenty-six (26) months period ends shall be referred to herein as the “Additional Premises Term Expiration Date.” The period from the Additional Premises Term Commencement Date through the Additional Premises Term Expiration Date shall be referred to herein as the “Additional Premises Extension Term.”

7. Additional Premises Term Commencement Date.

7.1 Landlord shall tender possession of the Additional Premises to Tenant on a “turnkey” basis pursuant to the plans described in Exhibit B attached hereto (the “Landlord’s Work”) Completed (as defined below). The term “Completed” or “Completion” means that the Landlord’s Work is substantially complete and suitable for occupancy by Tenant in accordance with the specifications set forth in Exhibit B, except for minor punch list items.

7.2 The “Additional Premises Term Commencement Date” shall be the day Landlord tenders possession of the Additional Premises to Tenant with all Landlord’s Work

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Complete. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Additional Premises Term Commencement Date within ten (10) days after Tenant takes occupancy of the Additional Premises, in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Additional Premises Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Additional Premises required for the use permitted under the Lease by Tenant shall not serve to extend the Additional Premises Term Commencement Date.

7.3 Landlord agrees to permit Tenant to enter upon the Additional Premises prior to the Additional Premises Term Commencement Date for the purpose of installing improvements or the placement of personal property, provided Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 21 of the Lease are in effect for such Additional Premises, and such entry shall be subject to all the terms and conditions of the Lease other than the payment of Basic Annual Rent and/or Additional Rent for the Additional Premises; and provided, further, that if the Additional Premises Term Commencement Date is delayed due to such early access, then the Additional Premises Term Commencement Date shall be the date that the Additional Premises Term Commencement Date would have occurred but for such delay.

8. Original Premises Surrender Date. Tenant shall have thirty (30) days following the Additional Premises Term Commencement Date to vacate and surrender the Original Premises to Landlord (a) in the condition and (b) with all documentation required under the Lease. The date on which Tenant has surrendered the Original Premises to Landlord (a) in the condition and (b) with all documentation required under the Lease shall be referred to herein as the “Original Premises Surrender Date.” As of the Original Premises Surrender Date, the Lease shall terminate as to the Original Premises and shall no longer be of any force or effect with regard to the Original Premises, except for those provisions, that, by their express terms, survive the expiration or earlier termination of the Lease. Notwithstanding anything herein contained to the contrary, the commencement of Tenant’s obligation to pay Basic Annual Rent and/or Additional Rent on the Additional Premises as of the Additional Premises Term Commencement Date shall terminate Tenant’s obligation to pay Basic Annual Rent and/or Additional Rent on the Original Premises.

9. Condition of Premises. Tenant agrees to take the Additional Premises in its condition “as is” as of the Additional Premises Term Commencement Date, other than with regard to the Landlord’s Work to be performed by Landlord prior to the Additional Premises Term Commencement Date, and Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy of the Additional Premises or to pay for or construct any improvements to the Additional Premises, except as may be expressly provided in Section 7 above.

10. Right of First Refusal. Tenant shall have a right of first refusal (“ROFR”) as to six hundred thirty-four (634) rentable square feet located in Suites 315 B and C of the Building for which Landlord shall be seeking a tenant following the Original Premises Surrender Date (“Available ROFR Premises”); provided, however, that in no event shall Landlord be required to lease any Available ROFR Premises to Tenant for any period past the date on which this Lease expires or is terminated pursuant to its terms. Following the Original Premises Surrender Date,

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Landlord intends to lease the Available ROFR Premises. Landlord shall provide written notice thereof to Tenant (the “Notice of Offer”), specifying the terms and conditions of a proposed lease to Tenant of the Available ROFR Premises.

10.1. Within ten (10) days following its receipt of a Notice of Offer, Tenant shall advise Landlord in writing whether Tenant elects to lease all (not just a portion) of the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer. If Tenant fails to notify Landlord of Tenant’s election within said ten (10) day period, then Tenant shall be deemed to have elected not to lease the Available ROFR Premises.

10.2 If Tenant timely notifies Landlord that Tenant elects to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, then Landlord shall lease the Available ROFR Premises to Tenant upon the terms and conditions set forth in the Notice of Offer.

10.3 If Tenant notifies Landlord that Tenant elects not to lease the Available ROFR Premises on the terms and conditions set forth in the Notice of Offer, or if Tenant fails to notify Landlord of Tenant’s election within the ten (10)-day period described above, then Landlord shall have the right to consummate the lease of the Available ROFR Premises on the same terms as set forth in the Notice of Offer following Tenant’s election (or deemed election) not to lease the Available ROFR Premises.

10.4 Notwithstanding anything in this Section 10 to the contrary, Tenant shall not exercise the ROFR during such period of time that Tenant is in default under any provision of this Lease. Any attempted exercise of the ROFR during a period of time in which Tenant is so in default shall be void and of no effect. In addition, Tenant shall not be entitled to exercise the ROFR if Landlord has given Tenant two (2) or more notices of default under this Lease, whether or not the defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the ROFR.

10.5 Notwithstanding anything in this Lease to the contrary, Tenant shall not assign or transfer the ROFR, either separately or in conjunction with an assignment or transfer of Tenant’s interest in the Lease, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

11. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Seventh Amendment, other than Irving Hughes Group (“Broker”) and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Seventh Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker

12. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

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13. Effect of Amendment. Except as modified by this Seventh Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Seventh Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Seventh Amendment.

14. Miscellaneous. This Seventh Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Seventh Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

15. Counterparts. This Seventh Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Seventh Amendment.

LANDLORD:

BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ KMS

Name:	Kevin Simonsen
Title:	VP, Real Estate Counsel

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ Mark A. Bertagnolli

Name:	Mark A. Bertagnolli
Title:	Chief Business Officer

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EXHIBIT A

ADDITIONAL PREMISES

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EXHIBIT B

LANDLORD’S WORK

[See attached]

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General Notes

1.	Touch-up paint throughout T.I. as necessary.
2.	Replace/repair damaged perimeter window film as required.
3.	IT cabling and security to be installed by Tenant provided vendor, and coordinated as required with the General Contractor
4.	Systems furniture to be provided by Tenant and cont. room table.
5.	Power to be relocated from demo’s office wall to new room locations.
6.	Salvage demo’s lights, doors, windows and frames for reuse whenever possible.

New Work Keynotes

1.	Provide new -4° C F2R RM, field verify size.
2.	Add e-power this wall, verify load in room.
3.	Add “in use” light above door (outside), switch on inside.
4.	Add door seals to door.
5.	Add “blackout” film to window.
6.	Provide negative pressure this room.
7.	Add (1) e-power outlet in this room, field verify locations.
8.	Add (1) 208V E-power outlet to this room, field verify location.
9.	Add 1 circuit 120V e-power this room, field verify location.
10.	Add new broadloom carpet this room.
11.	Add new carpet tile in this room.
12.	Carpet to remain this area.
13.	Provide new VCT this room with carpet dot adhesive pads.
14.	Add new 6’ wide window and frame this location.
15.	Relocate salvaged doors to new locations.
16.	Provide new wood door (clear finish) to match others in the building.
17.	N/A
18.	Relocate salvaged windows and frames to new locations.
19.	Provide new wall.
20.	Provide card reader at this door (Tenant provided vendor; coordinate with GC)
21.	Provide upgraded or new T-bar and ACT in this room. Reuse salvaged lights.
22.	Provide floor data, power and phone in this room. Coordinate location with tenant.
23.	Provide data and power on this wall for LCD screen. Coordinate with tenant.
24.	Relocate Dark Room light
25.	Provide (2) 208v receptacles
26.	Provide (1) Quad outlet e-power
27.	Provide (2) 120v e-power outlets
28.	Install existing lineal fixture

Demo Keynotes

1.	Demo wall.
2.	Demo wall to 2” below t-bar ceiling, finish at header.
3.	Demo doors and frames, salvage for reuse.
4.	Demo windows and frames, salvage for reuse.
5.	Demo ceiling in this area, coordinate with new work. Salvage lights. (Rooms 11-14 only)
6.	N/A
7.	Move e-power outlets this room (field verify locations).
8.	Remove blinds at window.
9.	Demo carpet this area (coordinate with new work).
10.	Demo carpet this room.

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EXHIBIT C

ACKNOWLEDGEMENT OF ADDITIONAL PREMISES

TERM COMMENCEMENT DATE AND

ADDITIONAL PREMISES TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF ADDITIONAL PREMISES TERM COMMENCEMENT DATE AND ADDITIONAL PREMISES TERM EXPIRATION DATE is entered into as of _______________, 2009, with reference to that certain that certain Seventh Amendment to Lease dated as of October __, 2009 by and between Landlord and Tenant (the “Seventh Amendment”) which amends that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, that certain Fifth Amendment to Lease dated as of April 30, 2007, and that certain Sixth Amendment to Lease dated as of September 17, 2008 (collectively, as amended by the Seventh Amendment, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Additional Premises on [_________], 20[_].

2. The Additional Premises are in good order, condition and repair.

3. The Landlord’s Work required to be constructed by Landlord under the Seventh Amendment have been Completed.

4. All conditions of the Seventh Amendment to be performed by Landlord as a condition to the full effectiveness of the Lease with respect to the Additional Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Additional Premises.

5. In accordance with the provisions of Section 7 of the Seventh Amendment, the Additional Premises Term Commencement Date is [_________], 20[_], and, unless the Lease is terminated prior to the Additional Premises Term Expiration Date pursuant to its terms, the Additional Premises Term Expiration Date shall be [_________], 20[_].

6. Tenant commenced occupancy of the Additional Premises for the uses permitted pursuant to the Lease on [_________], 20[_].

7. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Additional Premises[, except [_________]]

8. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

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9. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease pertaining to the Additional Premises commenced to accrue on [_________], 20[_], with Basic Annual Rent for the Additional Premises payable on the dates and amounts set forth in the chart below:

Dates	Base Rent Per RSF	Monthly Base Rent	Total Base Rent
[mm/dd/yy — mm/dd/yy]	$1.05	$11,939.55	$47,758.20
[mm/dd/yy — mm/dd/yy]	$2.10	$23,879.10	$191,032.80
[mm/dd/yy — mm/dd/yy]	$2.30	$26,153.30	$366,146.20

10. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Additional Premises or any portion thereof.

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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Additional Premises Term Commencement Date and Additional Premises Term Expiration Date as of the date first written above.

TENANT: GENELUX CORPORATION, a Delaware corporation

By:

Name:

Title:

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SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 17th day of September, 2008, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, that certain Third Amendment to Lease dated as of July 1, 2004, that certain Fourth Amendment to Lease dated as of September 5, 2006, and that certain Fifth Amendment to Lease dated as of April 30, 2007 (collectively, and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Addendum unless otherwise defined herein.

2. Term Extension: The term of the Lease is hereby extended for twelve (12) months (the “Extension Term “). The “Term Expiration Date” is hereby changed to mean September 14, 2009.

3. Rental Rate/Annual Adjustments: Notwithstanding anything in the Lease to the contrary, the Basic Annual Rent for the Extension Term shall equal One Hundred Forty-Six Thousand Four Hundred Six and 47/100 Dollars ($146,406.47), and the Monthly Installment of Basic Annual Rent shall equal Twelve Thousand Two Hundred and 54/100 Dollars ($12,200.54).

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

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5. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

7. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

8. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:
BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Karen A. Sztralcher

Name:	Karen A. Sztralcher
Title:	Vice President, Finance

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay, Ph.D.
Title:	Pres. and CEO

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FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 30th day of April, 2007, by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002 (as the same has been amended, supplemented or otherwise modified from time to time, the “Lease”), and that certain Addendum to Lease — LARC License Agreement dated as of August 20, 2002 (as the same has been amended, supplemented or otherwise modified from time to time, the “Addendum”), whereby Tenant leases certain premises from Landlord at 3030 Bunker Hill Street in San Diego, California;

B. WHEREAS, Landlord desires to terminate the Addendum as of 11:59 p.m. on April 30, 2007 (the “Termination Date”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Addendum unless otherwise defined herein.

2. Termination of Addendum. The parties hereby terminate the Addendum as of the Termination Date, and on the Termination Date the Addendum shall be fully and finally surrendered and terminated and shall no longer be of any force or effect, except (a) for those provisions that, by their express terms, survive the expiration or earlier termination thereof and (b) Tenant’s obligations under the Addendum to pay for utilities for the period prior to the Termination Date, including as part of any annual true-up.

3. Release of Liability. Conditioned on the performance by the parties of the provisions of this Agreement, Landlord and Tenant fully and unconditionally release, cancel, annul, rescind, discharge, disclaim, waive and release any and all rights and benefits it may have under the Lease arising from and after the Termination Date in connection with the provisions of the Addendum, except (a) for those provisions that, by their express terms, survive the expiration or earlier termination thereof and (b) Tenant’s obligations under the Addendum to pay for utilities for the period prior to the Termination Date, including as part of any annual true-up.

4. Condition of LARC Rooms. Prior to the Termination Date, Tenant shall surrender the LARC Rooms to Landlord in the condition required by the Lease upon termination.

Form dated 2/16/07

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5. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

6. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

7. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof All exhibits hereto are incorporated herein by reference.

9. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:
BMR-3030 BUNKER HILL STREET LP,
a Delaware limited partnership

By:	/s/ Gary A. Kreitzer

Name:	Gary A. Kreitzer
Title:	Executive VP

TENANT:

GENELUX CORPORATION,
a Delaware corporation

By:	/s/ James Chang

Name:	James Chang
Title:	Acting General Counsel

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FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 5th day of September, 2006 (the “Effective Date”), by and between BMR-3030 BUNKER HILL STREET LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to San Diego Science Center LLC (“Original Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of August 20, 2002, as amended by that certain First Amendment to Lease dated as of August 26, 2002, that certain Second Amendment to Lease dated as of October 24, 2002, and that certain Third Amendment to Lease dated as of July 1, 2004, and that certain Addendum to Lease (the “Addendum” and, collectively, and as the same may have been further amended; supplemented or otherwise modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 3030 Bunker Hill Street in San Diego, California (the “Building”);

B. WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, increase the size of the Premises and extend the term of the Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Term Extension: The term of the Lease is hereby extended for twenty-four (24) months (the “Extension Term”). The “Term Expiration Date” is hereby changed to mean September 14, 2008. September 15, 2006, is hereby referred to as the “Extension Term Commencement Date.”

3. Additional Premises: From and after the Extension Term Commencement Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, approximately one thousand seven hundred seventeen (1,717) additional rentable square feet of laboratory and office space (the “Additional Premises”), as shown on Exhibit A hereto, for a total of four thousand nine hundred fifty two (4,952) rentable square feet (collectively, the “Premises”). From and after the Extension Term Commencement Date, the term “Premises,” when used in reference to the Extension Term, shall mean the Original Premises plus the Additional Premises.

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4. Tenant’s Pro Rata Share: From and after the Extension Term Commencement Date, “Tenant’s Pro Rata Share” shall mean four and seven tenths percent (4.7%).

5. Rental Rate/Annual Adjustments: Notwithstanding anything in the Lease to the contrary, the initial Basic Annual Rent shall equal One Hundred Thirty-Six Thousand Six Hundred Seventy-Five and 20/100 Dollars ($136,675.20), and the initial Monthly Installment of Basic Annual Rent shall equal Eleven Thousand Three Hundred Eighty-Nine and 60/100 Dollars ($11,389.60). Basic Annual Rent shall be increased on each annual anniversary of the commencement date of the Lease by three percent (3%).

6. Definition of LARC Room: Landlord and Tenant agree that, notwithstanding Section 1 of the Addendum, Tenant never occupied LARC Room No. 9; rather, Tenant leased from Landlord LARC Room No. 28. Consequently, the term “LARC Rooms” is hereby corrected to mean LARC Room No. 28.

7. LARC Rental Rate: Section 3 of the Addendum is hereby modified to state that, as of the commencement of the Extension Term, Tenant shall pay Landlord monthly rent of Two Thousand Eight Hundred Dollars ($2,800) for each LARC room leased by Tenant during the Extension Term. The monthly rental rate shall be increased on each annual anniversary of the Extension Term Commencement Date by three percent (3%).

8. Early Termination: If, during the Extension Term, Landlord is not able to provide Tenant with LARC Room 28 (or a similar LARC room) and to make a LARC Manager available to Tenant, then Landlord shall notify Tenant in writing of the same. In such an event, Tenant shall have the right to terminate the Lease as of the date on which Landlord becomes unable to provide Tenant with LARC Room 28 (or a similar LARC room) and to make a LARC Manager available to Tenant.

9. Condition of Premises. Tenant acknowledges that (a) it is in possession of the Original Premises and LARC Room 28 and is fully familiar with the condition of the same and, notwithstanding anything contained in the Lease to the contrary, agrees to take the Additional Premises in its condition “as is” as of the first day of the Extension Term, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises or, LARC Room 28 for Tenant’s occupancy or continued occupancy, as the case may be, or to pay for any improvements to the Additional Premises, except as provided in Exhibit B hereto.

10. Renewal Option: Provided Tenant is not then in default of its Lease obligations, Tenant shall have the option to further extend the term of the Lease for twelve (12) months by providing written notice to Landlord of its intent to exercise such option at least six (6) months prior to the expiration of the then-current term. The Basic Annual Rent for the option term shall equal one hundred three percent (103%) of the Basic Annual Rent at the expiration of the Extension Term.

11. Right of First Option: In the event Tenant desires to lease additional laboratory or office space in San Diego, Landlord, or an affiliated entity of Landlord, shall have a right, prior to Tenant receiving offers from other potential landlords, to issue a written offer for space in the Building or other properties owned by Landlord or its affiliates, including space in future

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developments. In the event that Tenant receives any offer from a third party to lease space from such party (a “Third Party Offer”), Landlord shall have the right to match the terms of such offer, both in terms of rental rates and the nature and condition of improvements to such premises. If Landlord submits such a matching offer, Tenant shall not be permitted to lease space pursuant to the Third Party Offer. This Section shall expire pursuant to its terms on September 14, 2008.

12. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of the Amendment, and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

13. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

14. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the Effective Date, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

15. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.

16. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD: BMR-3030 BUNKER HILL STREET LP, a Delaware limited partnership

By:	/s/ Kent Griffin

Name:	Kent Griffin
Title:	CFO

TENANT:

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay

Name:	A.A. Szalay
Title:	Pres. And CEO

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EXHIBIT A

ADDITIONAL PREMISES

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Additional Premises (1,717 RSF)
Existing Premises (3,235 RSF)
Total "Premises" 4,952 RSF

890 R.S.F.
883 R.S.F.
1,083 R.S.F.
319 R.S.F.
315 R.S.F.

THIRD FLOOR 06/05/06

SAN DIEGO SCIENCE CENTER

A.A.F.
9/8/2006

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EXHIBIT B

TENANT IMPROVEMENTS

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℄ BENCH/GRID
ALIGN WALLS
ALIGN WALLS
Remove section of existing wall for new 3º door (relocated)
Room 3025
ELEV. NO.1
7
A8.4
CLR MIN
22'-0"
12'-2"
8'-5"
6'-4"
12'-3"
5'-2"
5'-0"
7'-6"
19"
4'-4"
9"
30"
3'-0"
3'-11"
1'-7"
25"
6'-0"
6'-0"
3'-10"
18"
1'-1"
3'-3"
3'-3"
3'-2"
5'-0"
29'-6"
℄ COL/℄ WALL
Remove section of existing wall for new 3º Door
Remove Angled Wall
Remove existing 3º Door and Relocate to Lab Room 3025 (see above)
Remove two (2) existing 4º-x4º windows in metal frames. Turn over to Owner.
EXISTING/ DEMO. PLAN
Sheet 1 of 2
9/8/2006

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Install new door relocated from Office
Room 3025
Install new 3⁰ Door 1-hour fire rated to match existing doors
Add new walls as shown cross-hatched to enclose room and in-fill where door & windows were removed. Finish and paint to match existing. Extend wall to underside of deck above.
ALIGN WALLS
ALIGN WALLS
℄ BENCH/GRID
℄ COL/℄ WALL
ELEV. NO.1
7
A8.4
CLR MIN
44"
5'-0"
5'-2"
19"
7'-6"
8'-5"
6'-4"
12'-3"
12'-2"
22'-0"
30"
3'-7"
3'-0"
9"
1'-7"
1'-7"
3'-11"
25"
6'-0"
6'-0"
18"
1'-1"
3'-3"
3'-3"
3'-2"
5'-0"
29'-6"
3'-10"
Sheet 2 of 2
9/18/2006
PROPOSED NEW FLOOR PLAN

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THIRD AMENDMENT TO LEASE

(San Diego Science Cater! Contains Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER. LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises at 3030 Bunker Hill Street, San Diego, California. is hereby amended by this Third. Amendment to Lease (this “Third Amendment”) effective July 1, 2004, to reflect the extension of the lease term, as follows:

1. Bask Lease Provisions.

Section 2.1.5 (h) is amended to read as follows:

Term Expiration Date: September 14, 2006 ./

Terms with an initial capital letter which are not defined in this Third Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective the date first written, above,

LANDLORD:

Dated: June 30, 2004

SAN DIEGO SCIENCE CENTER LLC

A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III
Chief Executive Officer

(Signatures continued on next page)

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TENANT:

Dated: July 12                 , 2004

GENELUX CORPORATION, a Delaware corporation

By:	/s/ A.A. Szalay
Name: A.A. Szalay
Title: President and CEO

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SECOND AMENDMENT TO LEASE

(San Diego Science Center / Genelux Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises described in the Lease at 3030 Bunker Hill Street, San Diego, California, is hereby amended by this Second Amendment to Lease (this “Second Amendment”) effective as of the Term Commencement Date, to reflect the actual measurement of the Building and the Premises following completion of the Project, as follows:

1. Rentable Area.

Sections 1.1 and 2.1.1 are amended to provide that the Rentable Area of the Premises is 3,235 square feet (formerly 2,973 square feet), and that the Rentable Area of the Building is 105,364 square feet (formerly 105,500 square feet).

2. Basic Annual Rent.

Section 2.1.2 is amended to provide that Basic Annual Rent is $95,109.00 ($2.45 per square foot per month for 3,235 square feet of Rentable Area, subject to adjustment pursuant to Section 6.1, but no longer subject to adjustment pursuant to Section 8.3).

Section 2.1.3 is amended to provide that the Monthly Installment of Basic Annual Rent is $7,925.75 ($2,45 per square foot per month for 3,235 square feet of Rentable Area, subject to adjustment pursuant to Section 6.1, but no longer subject to adjustment pursuant to Section 8.3).

3. Pro Rata Share.

Section 2.1.4 is amended to provide that Tenant’s Pro Rata Share is 3.07%, no longer subject to adjustment pursuant to Section 8.3.

Terms with an initial capital letter which are not defined in this Second Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment effective the date written above.

LANDLORD:

Dated: 10-17     , 2002

SAN DIEGO SCIENCE CENTER LLC A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III Chief Executive Officer

TENANT:

Dated: 10/24                 , 2002

GENELUX CORPORATION, a Delaware corporation

By:	/s/ D. Will
Name: A. Douglas Will
Title: President and Chief Executive Officer

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FIRST AMENDMENT TO LEASE

(San Diego Science Center I Genelux Corporation)

THAT CERTAIN LEASE (“Lease”) dated August 20, 2002, by and between SAN DIEGO SCIENCE CENTER LLC, a California limited liability company (“Landlord”), and GENELUX CORPORATION, a Delaware corporation (“Tenant”), for those certain Premises at 3030 Bunker Hill Street, San Diego, California, is hereby amended by this First Amendment to Lease (this “First Amendment”) effective August 26, 2002, as follows:

1. Construction and Possession.

The following sentence is added to Section 42 of the Lease:

Landlord shall grant Tenant early occupancy on 991 Rentable Square Feet of the Premises, effective September 1, 2002 through September 14, 2002.

2. Rent.

The following sentence is added to Section 5.1 of the Lease:

Tenant agrees to pay Landlord $1,133.04 as Basic Annual Rent on 991 Rentable Square feet for the term of early occupancy. (991 Rentable Square Feet at $2.45 per square foot, prorated for 14 days.)

3. Operating Expenses.

The following sentence is added to Section 7.3:

Additionally, Tenant agrees to reimburse Landlord’s good faith estimate of Tenant’s full Pro Rata Share (as set forth in 2.1.4) of Operating Expenses with respect to the Project for the term of early occupancy.

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Terms with an initial capital letter which are not defined in this First Amendment shall have the meanings given them in the Lease.

In all other respects, the Lease shall remain in full force and effect as originally written.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective the date first written above.

LANDLORD:

Dated:    Aug. 26    , 2002

SAN DIEGO SCIENCE CENTER LLC A California limited liability company

By:	SD Science Center, Inc. a California corporation Its Manager

	By:	/s/ W. Neil Fox, III
W. Neil Fox, III Chief Executive Officer

TENANT:

Dated:     Aug 26 , 2002

GENELUX CORPORATION, a Delaware corporation

By:	/s/ D. Will
Name: A. Douglas Will Title: President and CEO

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